ANNUAL REPORT
NASSAU LIFE AND
ANNUITY VARIABLE
UNIVERSAL LIFE ACCOUNT
December 31, 2020

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
	Alger Capital Appreciation Portfolio – Class I-2 Shares		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		DWS Equity 500 Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II
Assets:
Investments at fair value	$ 460,893		$ 28,051		$ 346,735		$ 123,035
Total assets	$ 460,893		$ 28,051		$ 346,735		$ 123,035
Total net assets	$ 460,893		$ 28,051		$ 346,735		$ 123,035
Units outstanding	28,903		8,116		23,774		19,569
Investment shares held	4,611		233		13,886		11,025
Investments at cost	$ 208,242		$ 14,779		$ 160,733		$ 125,922
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 15.95	28,903	$ 3.46	8,116	$ 14.58	23,774	$ 6.29	19,569
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares		Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class
Assets:
Investments at fair value	$ 723,451		$ 942		$ 181,804		$ 224,017
Total assets	$ 723,451		$ 942		$ 181,804		$ 224,017
Total net assets	$ 723,451		$ 942		$ 181,804		$ 224,017
Units outstanding	699,332		81		9,458		8,864
Investment shares held	723,451		147		3,796		2,895
Investments at cost	$ 723,472		$ 1,091		$ 100,056		$ 101,255
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 1.03	699,332	$ 11.57	81	$ 19.22	9,458	$ 25.22	8,864
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class		Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
Assets:
Investments at fair value	$ 322,697		$ 12,555		$ 56,971		$ 42,553
Total assets	$ 322,697		$ 12,555		$ 56,971		$ 42,553
Total net assets	$ 322,697		$ 12,555		$ 56,971		$ 42,553
Units outstanding	23,173		6,584		25,520		4,951
Investment shares held	3,151		902		3,788		2,565
Investments at cost	$ 163,781		$ 11,559		$ 66,427		$ 37,630
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 13.93	23,173	$ 1.91	6,584	$ 2.23	25,520	$ 8.60	4,951
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares		Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
Assets:
Investments at fair value	$ 573		$ 105,912		$ 31,891		$ 60,513
Total assets	$ 573		$ 105,912		$ 31,891		$ 60,513
Total net assets	$ 573		$ 105,912		$ 31,891		$ 60,513
Units outstanding	180		27,583		11,014		23,001
Investment shares held	21		1,189		1,048		3,396
Investments at cost	$ 423		$ 59,251		$ 28,779		$ 61,974
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 3.18	180	$ 3.84	27,583	$ 2.90	11,014	$ 2.63	23,001
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Assets:
Investments at fair value	$ 45,376		$ 185,384		$ 60,205		$ 562
Total assets	$ 45,376		$ 185,384		$ 60,205		$ 562
Total net assets	$ 45,376		$ 185,384		$ 60,205		$ 562
Units outstanding	16,305		70,861		24,832		258
Investment shares held	3,633		5,306		2,499		16
Investments at cost	$ 42,792		$ 155,677		$ 51,581		$ 445
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 2.78	16,305	$ 2.62	70,861	$ 2.42	24,832	$ 2.18	258
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class		Templeton Developing Markets VIP Fund – Class 2
Assets:
Investments at fair value	$ 16,053		$ 860		$ 12,141		$ 23,894
Total assets	$ 16,053		$ 860		$ 12,141		$ 23,894
Total net assets	$ 16,053		$ 860		$ 12,141		$ 23,894
Units outstanding	24,181		453		5,722		1,547
Investment shares held	2,619		62		1,048		2,053
Investments at cost	$ 65,933		$ 780		$ 10,871		$ 28,681
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 0.66	24,181	$ 1.90	453	$ 2.12	5,722	$ 15.45	1,547
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2		TVST Touchstone Bond Fund		TVST Touchstone Common Stock Fund
Assets:
Investments at fair value	$ 5,678		$ 79,954		$ 1,100		$ 2,280
Total assets	$ 5,678		$ 79,954		$ 1,100		$ 2,280
Total net assets	$ 5,678		$ 79,954		$ 1,100		$ 2,280
Units outstanding	1,013		10,801		601		663
Investment shares held	428		7,158		102		207
Investments at cost	$ 4,346		$ 69,586		$ 1,058		$ 1,843
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 5.66	1,013	$ 7.39	10,801	$ 1.83	601	$ 3.44	663
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	TVST Touchstone Small Company Fund		Virtus Duff & Phelps Real Estate Securities Series – Class A Shares		Virtus KAR Capital Growth Series – Class A Shares		Virtus KAR Enhanced Core Equity Series – Class A Shares
Assets:
Investments at fair value	$ 30,135		$ 31,001		$ 391,772		$ 695,308
Total assets	$ 30,135		$ 31,001		$ 391,772		$ 695,308
Total net assets	$ 30,135		$ 31,001		$ 391,772		$ 695,308
Units outstanding	9,067		1,482		31,614		72,574
Investment shares held	1,918		1,750		8,008		60,252
Investments at cost	$ 27,511		$ 42,773		$ 151,459		$ 726,599
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 3.32	9,067	$ 20.91	1,482	$ 12.39	31,614	$ 9.58	72,574
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Virtus KAR Small-Cap Growth Series – Class A Shares		Virtus KAR Small-Cap Value Series – Class A Shares		Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares
Assets:
Investments at fair value	$ 141,331		$ 298,237		$ 185,553		$ 209,108
Total assets	$ 141,331		$ 298,237		$ 185,553		$ 209,108
Total net assets	$ 141,331		$ 298,237		$ 185,553		$ 209,108
Units outstanding	3,181		16,177		18,533		23,079
Investment shares held	3,521		15,730		19,389		14,451
Investments at cost	$ 75,047		$ 226,195		$ 180,447		$ 179,342
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 44.44	3,181	$ 18.44	16,177	$ 10.01	18,533	$ 9.06	23,079
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020
(Continued)
	Virtus Strategic Allocation Series – Class A Shares		Wanger International		Wanger Select		Wanger USA
Assets:
Investments at fair value	$ 5,463		$ 81,775		$ 1,146		$ 278,488
Total assets	$ 5,463		$ 81,775		$ 1,146		$ 278,488
Total net assets	$ 5,463		$ 81,775		$ 1,146		$ 278,488
Units outstanding	464		6,603		56		13,743
Investment shares held	307		2,917		56		11,307
Investments at cost	$ 4,128		$ 55,632		$ 909		$ 249,930
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Corporate Edge	$ 11.78	464	$ 12.38	6,603	$ 20.37	56	$ 20.26	13,743
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
	Alger Capital Appreciation Portfolio – Class I-2 Shares	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A	Federated Hermes Fund for U.S. Government Securities II
Income:
Dividends	$ -	$ 287	$ 5,019	$ 2,826
Net investment income (loss)	-	287	5,019	2,826
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	789	(47)	(3,021)	37
Realized gain distributions	58,819	843	17,609	-
Realized gain (loss)	59,608	796	14,588	37
Change in unrealized appreciation (depreciation) during the year	76,941	2,032	7,727	3,119
Net increase (decrease) in net assets from operations	$ 136,549	$ 3,115	$ 27,334	$ 5,982

	Federated Hermes Government Money Fund II - Service Shares	Federated Hermes High Income Bond Fund II – Primary Shares	Fidelity ® VIP Contrafund® Portfolio – Service Class	Fidelity ® VIP Growth Opportunities Portfolio – Service Class
Income:
Dividends	$ 1,487	$ 65	$ 232	$ 12
Net investment income (loss)	1,487	65	232	12
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	(67)	1,035	3,919
Realized gain distributions	-	-	796	9,834
Realized gain (loss)	-	(67)	1,831	13,753
Change in unrealized appreciation (depreciation) during the year	-	34	40,932	81,633
Net increase (decrease) in net assets from operations	$ 1,487	$ 32	$ 42,995	$ 95,398

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Fidelity ® VIP Growth Portfolio – Service Class	Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2
Income:
Dividends	$ 156	$ 264	$ 3,168	$ 1,082
Net investment income (loss)	156	264	3,168	1,082
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,167	16	(2)	(17)
Realized gain distributions	24,291	4	45	1,504
Realized gain (loss)	25,458	20	43	1,487
Change in unrealized appreciation (depreciation) during the year	74,264	764	(3,098)	(4,516)
Net increase (decrease) in net assets from operations	$ 99,878	$ 1,048	$ 113	$ (1,947)

	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Invesco V.I. American Franchise Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Equity and Income Fund – Series II Shares
Income:
Dividends	$ 2	$ 62	$ 388	$ 1,190
Net investment income (loss)	2	62	388	1,190
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	-	11	21	(93)
Realized gain distributions	7	6,471	6,699	2,459
Realized gain (loss)	7	6,482	6,720	2,366
Change in unrealized appreciation (depreciation) during the year	141	24,800	(3,287)	1,507
Net increase (decrease) in net assets from operations	$ 150	$ 31,344	$ 3,821	$ 5,063

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
Income:
Dividends	$ 1,648	$ 2,867	$ 589	$ -
Net investment income (loss)	1,648	2,867	589	-
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(9)	10	(140)	-
Realized gain distributions	-	-	-	25
Realized gain (loss)	(9)	10	(140)	25
Change in unrealized appreciation (depreciation) during the year	1,433	2,493	1,154	117
Net increase (decrease) in net assets from operations	$ 3,072	$ 5,370	$ 1,603	$ 142

	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Templeton Developing Markets VIP Fund – Class 2
Income:
Dividends	$ 876	$ 9	$ 246	$ 823
Net investment income (loss)	876	9	246	823
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	27	2	30	(41)
Realized gain distributions	-	-	138	517
Realized gain (loss)	27	2	168	476
Change in unrealized appreciation (depreciation) during the year	(785)	65	583	2,132
Net increase (decrease) in net assets from operations	$ 118	$ 76	$ 997	$ 3,431

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund
Income:
Dividends	$ 168	$ 2,058	$ 18	$ 12
Net investment income (loss)	168	2,058	18	12
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(4)	39	-	2
Realized gain distributions	-	-	-	63
Realized gain (loss)	(4)	39	-	65
Change in unrealized appreciation (depreciation) during the year	(250)	3,028	39	405
Net increase (decrease) in net assets from operations	$ (86)	$ 5,125	$ 57	$ 482

	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	Virtus KAR Capital Growth Series – Class A Shares	Virtus KAR Enhanced Core Equity Series – Class A Shares
Income:
Dividends	$ 38	$ 338	$ -	$ 10,596
Net investment income (loss)	38	338	-	10,596
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(175)	(175)	264	(38)
Realized gain distributions	924	576	20,722	154,158
Realized gain (loss)	749	401	20,986	154,120
Change in unrealized appreciation (depreciation) during the year	3,749	(1,420)	109,933	(74,439)
Net increase (decrease) in net assets from operations	$ 4,536	$ (681)	$ 130,919	$ 90,277

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020
(Continued)
	Virtus KAR Small-Cap Growth Series – Class A Shares	Virtus KAR Small-Cap Value Series – Class A Shares	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares	Virtus SGA International Growth Series – Class A Shares
Income:
Dividends	$ -	$ 2,677	$ 5,899	$ -
Net investment income (loss)	-	2,677	5,899	-
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	188	41	(40)	21
Realized gain distributions	16,097	18,229	-	2,636
Realized gain (loss)	16,285	18,270	(40)	2,657
Change in unrealized appreciation (depreciation) during the year	27,500	47,795	5,107	37,162
Net increase (decrease) in net assets from operations	$ 43,785	$ 68,742	$ 10,966	$ 39,819

	Virtus Strategic Allocation Series – Class A Shares	Wanger International	Wanger Select	Wanger USA
Income:
Dividends	$ 32	$ 1,337	$ 7	$ -
Net investment income (loss)	32	1,337	7	-
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(6)	48	4	248
Realized gain distributions	150	2,386	108	23,408
Realized gain (loss)	144	2,434	112	23,656
Change in unrealized appreciation (depreciation) during the year	1,087	6,959	122	31,209
Net increase (decrease) in net assets from operations	$ 1,263	$ 10,730	$ 241	$ 54,865
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
	Alger Capital Appreciation Portfolio – Class I-2 Shares		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ -	$ -	$ 287	$ 289
Realized gains (losses)	59,608	36,717	796	12,673
Unrealized appreciation (depreciation) during the year	76,941	47,096	2,032	(1,817)
Net increase (decrease) in net assets from operations	136,549	83,813	3,115	11,145
Contract transactions:
Payments received from contract owners	4,260	2,446	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	(114)	(229)	(719)	(40,395)
Transfers for contract benefits and terminations	(235)	-	(1)	-
Contract maintenance charges	(8,363)	(9,381)	(597)	(684)
Net increase (decrease) in net assets resulting from contract transactions	(4,452)	(7,164)	(1,317)	(41,079)
Total increase (decrease) in net assets	132,097	76,649	1,798	(29,934)
Net assets at beginning of period	328,798	252,149	26,253	56,187
Net assets at end of period	$ 460,895	$ 328,798	$ 28,051	$ 26,253

	DWS Equity 500 Index VIP – Class A		Federated Hermes Fund for U.S. Government Securities II
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,019	$ 7,858	$ 2,826	$ 2,650
Realized gains (losses)	14,588	19,629	37	33
Unrealized appreciation (depreciation) during the year	7,727	79,824	3,119	3,702
Net increase (decrease) in net assets from operations	27,334	107,311	5,982	6,385
Contract transactions:
Payments received from contract owners	-	7,148	7,395	7,052
Transfers between Investment Options (including Guaranteed Interest Account), net	(114,737)	(111)	1,239	40
Transfers for contract benefits and terminations	1	-	-	(1)
Contract maintenance charges	(12,070)	(10,709)	(6,409)	(6,194)
Net increase (decrease) in net assets resulting from contract transactions	(126,806)	(3,672)	2,225	897
Total increase (decrease) in net assets	(99,472)	103,639	8,207	7,282
Net assets at beginning of period	446,207	342,568	114,828	107,546
Net assets at end of period	$ 346,735	$ 446,207	$ 123,035	$ 114,828

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Federated Hermes Government Money Fund II - Service Shares		Federated Hermes High Income Bond Fund II – Primary Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 1,487	$ 11,849	$ 65	$ 145
Realized gains (losses)	-	-	(67)	(244)
Unrealized appreciation (depreciation) during the year	-	-	34	393
Net increase (decrease) in net assets from operations	1,487	11,849	32	294
Contract transactions:
Payments received from contract owners	2,081	978	505	-
Transfers between Investment Options (including Guaranteed Interest Account), net	1,007	480	37	15
Transfers for contract benefits and terminations	(92)	-	-	-
Contract maintenance charges	(10,160)	(9,563)	(935)	(1,542)
Net increase (decrease) in net assets resulting from contract transactions	(7,164)	(8,105)	(393)	(1,527)
Total increase (decrease) in net assets	(5,677)	3,744	(361)	(1,233)
Net assets at beginning of period	729,128	725,384	1,303	2,536
Net assets at end of period	$ 723,451	$ 729,128	$ 942	$ 1,303

	Fidelity ® VIP Contrafund® Portfolio – Service Class		Fidelity ® VIP Growth Opportunities Portfolio – Service Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 232	$ 478	$ 12	$ 72
Realized gains (losses)	1,831	14,574	13,753	45,511
Unrealized appreciation (depreciation) during the year	40,932	20,005	81,633	18,784
Net increase (decrease) in net assets from operations	42,995	35,057	95,398	64,367
Contract transactions:
Payments received from contract owners	1,171	2,052	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	1,042	252	(14,618)	(115,604)
Transfers for contract benefits and terminations	-	(1,360)	1	(5)
Contract maintenance charges	(7,884)	(2,145)	(3,218)	(2,611)
Net increase (decrease) in net assets resulting from contract transactions	(5,671)	(1,201)	(17,835)	(118,220)
Total increase (decrease) in net assets	37,324	33,856	77,563	(53,853)
Net assets at beginning of period	144,480	110,624	146,454	200,307
Net assets at end of period	$ 181,804	$ 144,480	$ 224,017	$ 146,454

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 156	$ 414	$ 264	$ 291
Realized gains (losses)	25,458	23,766	20	1
Unrealized appreciation (depreciation) during the year	74,264	50,676	764	683
Net increase (decrease) in net assets from operations	99,878	74,856	1,048	975
Contract transactions:
Payments received from contract owners	3,562	4,161	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	(4,850)	(96,247)	947	169
Transfers for contract benefits and terminations	-	(1,660)	-	-
Contract maintenance charges	(8,282)	(7,053)	(712)	(22)
Net increase (decrease) in net assets resulting from contract transactions	(9,570)	(100,799)	235	147
Total increase (decrease) in net assets	90,308	(25,943)	1,283	1,122
Net assets at beginning of period	232,389	258,332	11,272	10,150
Net assets at end of period	$ 322,697	$ 232,389	$ 12,555	$ 11,272

	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 3,168	$ 3,059	$ 1,082	$ 742
Realized gains (losses)	43	933	1,487	3,817
Unrealized appreciation (depreciation) during the year	(3,098)	4,341	(4,516)	3,366
Net increase (decrease) in net assets from operations	113	8,333	(1,947)	7,925
Contract transactions:
Payments received from contract owners	-	-	2,240	1,978
Transfers between Investment Options (including Guaranteed Interest Account), net	(218)	(314)	(16)	(54)
Transfers for contract benefits and terminations	1	(1)	(89)	(1,491)
Contract maintenance charges	(2,826)	(110)	(1,069)	(582)
Net increase (decrease) in net assets resulting from contract transactions	(3,043)	(425)	1,066	(149)
Total increase (decrease) in net assets	(2,930)	7,908	(881)	7,776
Net assets at beginning of period	59,901	51,993	43,434	35,658
Net assets at end of period	$ 56,971	$ 59,901	$ 42,553	$ 43,434

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Invesco Oppenheimer V.I. Main Street Small Cap Fund®		Invesco V.I. American Franchise Fund – Series I Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 2	$ -	$ 62	$ -
Realized gains (losses)	7	-	6,482	9,278
Unrealized appreciation (depreciation) during the year	141	9	24,800	10,108
Net increase (decrease) in net assets from operations	150	9	31,344	19,386
Contract transactions:
Payments received from contract owners	-	-	1,750	1,595
Transfers between Investment Options (including Guaranteed Interest Account), net	349	75	-	-
Transfers for contract benefits and terminations	(1)	-	1	-
Contract maintenance charges	(8)	(1)	(221)	(175)
Net increase (decrease) in net assets resulting from contract transactions	340	74	1,530	1,420
Total increase (decrease) in net assets	490	83	32,874	20,806
Net assets at beginning of period	83	-	73,038	52,232
Net assets at end of period	$ 573	$ 83	$ 105,912	$ 73,038

	Invesco V.I. Core Equity Fund – Series I Shares		Invesco V.I. Equity and Income Fund – Series II Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 388	$ 262	$ 1,190	$ 1,289
Realized gains (losses)	6,720	3,177	2,366	3,796
Unrealized appreciation (depreciation) during the year	(3,287)	3,429	1,507	12,129
Net increase (decrease) in net assets from operations	3,821	6,868	5,063	17,214
Contract transactions:
Payments received from contract owners	1,006	-	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	(211)	(198)	(1,442)	(74,174)
Transfers for contract benefits and terminations	1	1	-	(1)
Contract maintenance charges	(2,277)	(1,365)	(1,723)	(1,286)
Net increase (decrease) in net assets resulting from contract transactions	(1,481)	(1,562)	(3,165)	(75,461)
Total increase (decrease) in net assets	2,340	5,306	1,898	(58,247)
Net assets at beginning of period	29,551	24,245	58,615	116,862
Net assets at end of period	$ 31,891	$ 29,551	$ 60,513	$ 58,615

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares		Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 1,648	$ 1,605	$ 2,867	$ 2,766
Realized gains (losses)	(9)	5	10	11,148
Unrealized appreciation (depreciation) during the year	1,433	3,437	2,493	17,997
Net increase (decrease) in net assets from operations	3,072	5,047	5,370	31,911
Contract transactions:
Payments received from contract owners	839	836	4,362	3,989
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	-	-
Transfers for contract benefits and terminations	-	(3,399)	1	-
Contract maintenance charges	(664)	(701)	(359)	(371)
Net increase (decrease) in net assets resulting from contract transactions	175	(3,264)	4,004	3,618
Total increase (decrease) in net assets	3,247	1,783	9,374	35,529
Net assets at beginning of period	42,129	40,346	176,010	140,481
Net assets at end of period	$ 45,376	$ 42,129	$ 185,384	$ 176,010

	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 589	$ 515	$ -	$ -
Realized gains (losses)	(140)	518	25	6
Unrealized appreciation (depreciation) during the year	1,154	10,446	117	-
Net increase (decrease) in net assets from operations	1,603	11,479	142	6
Contract transactions:
Payments received from contract owners	669	1,296	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	635	(149)	348	75
Transfers for contract benefits and terminations	1	(7,052)	1	(1)
Contract maintenance charges	(1,132)	(1,514)	(8)	(1)
Net increase (decrease) in net assets resulting from contract transactions	173	(7,419)	341	73
Total increase (decrease) in net assets	1,776	4,060	483	79
Net assets at beginning of period	58,429	54,369	79	-
Net assets at end of period	$ 60,205	$ 58,429	$ 562	$ 79

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 876	$ 688	$ 9	$ 7
Realized gains (losses)	27	-	2	-
Unrealized appreciation (depreciation) during the year	(785)	989	65	21
Net increase (decrease) in net assets from operations	118	1,677	76	28
Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	182	131	384	182
Transfers for contract benefits and terminations	-	-	(1)	-
Contract maintenance charges	(746)	(32)	(64)	(2)
Net increase (decrease) in net assets resulting from contract transactions	(564)	99	319	180
Total increase (decrease) in net assets	(446)	1,776	395	208
Net assets at beginning of period	16,499	14,723	465	257
Net assets at end of period	$ 16,053	$ 16,499	$ 860	$ 465

	PIMCO Total Return Portfolio – Advisor Class		Templeton Developing Markets VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 246	$ 341	$ 823	$ 190
Realized gains (losses)	168	-	476	7
Unrealized appreciation (depreciation) during the year	583	578	2,132	4,362
Net increase (decrease) in net assets from operations	997	919	3,431	4,559
Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	(110)	(62)	(56)	(54)
Transfers for contract benefits and terminations	-	(1)	-	1
Contract maintenance charges	(751)	(20)	(1,048)	(41)
Net increase (decrease) in net assets resulting from contract transactions	(861)	(83)	(1,104)	(94)
Total increase (decrease) in net assets	136	836	2,327	4,465
Net assets at beginning of period	12,005	11,169	21,567	17,102
Net assets at end of period	$ 12,141	$ 12,005	$ 23,894	$ 21,567

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 168	$ 179	$ 2,058	$ 1,879
Realized gains (losses)	(4)	4	39	13,531
Unrealized appreciation (depreciation) during the year	(250)	916	3,028	(5,954)
Net increase (decrease) in net assets from operations	(86)	1,099	5,125	9,456
Contract transactions:
Payments received from contract owners	-	-	5,385	4,913
Transfers between Investment Options (including Guaranteed Interest Account), net	-	(76)	1,457	327
Transfers for contract benefits and terminations	-	-	(227)	(1,370)
Contract maintenance charges	(259)	(8,163)	(3,871)	(3,870)
Net increase (decrease) in net assets resulting from contract transactions	(259)	(8,239)	2,744	-
Total increase (decrease) in net assets	(345)	(7,140)	7,869	9,456
Net assets at beginning of period	6,023	13,163	72,085	62,629
Net assets at end of period	$ 5,678	$ 6,023	$ 79,954	$ 72,085

	TVST Touchstone Bond Fund		TVST Touchstone Common Stock Fund
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 18	$ 3	$ 12	$ 2
Realized gains (losses)	-	-	65	4
Unrealized appreciation (depreciation) during the year	39	2	405	32
Net increase (decrease) in net assets from operations	57	5	482	38
Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	871	187	1,481	318
Transfers for contract benefits and terminations	1	-	(1)	-
Contract maintenance charges	(18)	(3)	(33)	(5)
Net increase (decrease) in net assets resulting from contract transactions	854	184	1,447	313
Total increase (decrease) in net assets	911	189	1,929	351
Net assets at beginning of period	189	-	351	-
Net assets at end of period	$ 1,100	$ 189	$ 2,280	$ 351

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	TVST Touchstone Small Company Fund		Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 38	$ 7	$ 338	$ 541
Realized gains (losses)	749	5,296	401	(4,025)
Unrealized appreciation (depreciation) during the year	3,749	5,287	(1,420)	15,893
Net increase (decrease) in net assets from operations	4,536	10,590	(681)	12,409
Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between Investment Options (including Guaranteed Interest Account), net	(721)	(42,685)	(678)	(37,328)
Transfers for contract benefits and terminations	(1)	-	-	(1)
Contract maintenance charges	(605)	(712)	(731)	(987)
Net increase (decrease) in net assets resulting from contract transactions	(1,327)	(43,397)	(1,409)	(38,316)
Total increase (decrease) in net assets	3,209	(32,807)	(2,090)	(25,907)
Net assets at beginning of period	26,926	59,733	33,091	58,998
Net assets at end of period	$ 30,135	$ 26,926	$ 31,001	$ 33,091

	Virtus KAR Capital Growth Series – Class A Shares		Virtus KAR Enhanced Core Equity Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ -	$ -	$ 10,596	$ 6,868
Realized gains (losses)	20,986	10,483	154,120	(2,838)
Unrealized appreciation (depreciation) during the year	109,933	65,248	(74,439)	133,964
Net increase (decrease) in net assets from operations	130,919	75,731	90,277	137,994
Contract transactions:
Payments received from contract owners	7,674	5,344	8,213	9,323
Transfers between Investment Options (including Guaranteed Interest Account), net	3	-	1,593	(611)
Transfers for contract benefits and terminations	(2,167)	(16,546)	-	(37,273)
Contract maintenance charges	(5,626)	(4,848)	(11,530)	(11,508)
Net increase (decrease) in net assets resulting from contract transactions	(116)	(16,050)	(1,724)	(40,069)
Total increase (decrease) in net assets	130,803	59,681	88,553	97,925
Net assets at beginning of period	260,969	201,288	606,755	508,830
Net assets at end of period	$ 391,772	$ 260,969	$ 695,308	$ 606,755

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Virtus KAR Small-Cap Growth Series – Class A Shares		Virtus KAR Small-Cap Value Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ -	$ -	$ 2,677	$ 2,135
Realized gains (losses)	16,285	14,144	18,270	3,497
Unrealized appreciation (depreciation) during the year	27,500	13,372	47,795	41,128
Net increase (decrease) in net assets from operations	43,785	27,516	68,742	46,760
Contract transactions:
Payments received from contract owners	3,318	2,135	704	1,930
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	2,656	179
Transfers for contract benefits and terminations	(1,087)	1	5	1
Contract maintenance charges	(4,562)	(4,448)	(7,380)	(6,847)
Net increase (decrease) in net assets resulting from contract transactions	(2,331)	(2,312)	(4,015)	(4,737)
Total increase (decrease) in net assets	41,454	25,204	64,727	42,023
Net assets at beginning of period	99,877	74,673	233,510	191,487
Net assets at end of period	$ 141,331	$ 99,877	$ 298,237	$ 233,510

	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares		Virtus SGA International Growth Series – Class A Shares
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 5,899	$ 5,748	$ -	$ 1,318
Realized gains (losses)	(40)	69	2,657	46
Unrealized appreciation (depreciation) during the year	5,107	9,400	37,162	23,430
Net increase (decrease) in net assets from operations	10,966	15,217	39,819	24,794
Contract transactions:
Payments received from contract owners	6,647	4,241	7,267	6,923
Transfers between Investment Options (including Guaranteed Interest Account), net	16,803	(14)	1,453	5
Transfers for contract benefits and terminations	(1,074)	(5,852)	-	(1,231)
Contract maintenance charges	(5,919)	(6,457)	(1,311)	(1,154)
Net increase (decrease) in net assets resulting from contract transactions	16,457	(8,082)	7,409	4,543
Total increase (decrease) in net assets	27,423	7,135	47,228	29,337
Net assets at beginning of period	158,130	150,995	161,880	132,543
Net assets at end of period	$ 185,553	$ 158,130	$ 209,108	$ 161,880

The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2020 and 2019
(Continued)
	Virtus Strategic Allocation Series – Class A Shares		Wanger International
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 32	$ 44	$ 1,337	$ 523
Realized gains (losses)	144	(179)	2,434	5,550
Unrealized appreciation (depreciation) during the year	1,087	1,128	6,959	10,088
Net increase (decrease) in net assets from operations	1,263	993	10,730	16,161
Contract transactions:
Payments received from contract owners	3,537	2,000	3,858	3,491
Transfers between Investment Options (including Guaranteed Interest Account), net	(69)	(64)	645	54
Transfers for contract benefits and terminations	-	(2,876)	(90)	(1,246)
Contract maintenance charges	(2,924)	(2,682)	(3,120)	(3,590)
Net increase (decrease) in net assets resulting from contract transactions	544	(3,622)	1,293	(1,291)
Total increase (decrease) in net assets	1,807	(2,629)	12,023	14,870
Net assets at beginning of period	3,656	6,285	69,752	54,882
Net assets at end of period	$ 5,463	$ 3,656	$ 81,775	$ 69,752

	Wanger Select		Wanger USA
	2020	2019	2020	2019
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 7	$ 1	$ -	$ 536
Realized gains (losses)	112	125	23,656	35,588
Unrealized appreciation (depreciation) during the year	122	118	31,209	25,130
Net increase (decrease) in net assets from operations	241	244	54,865	61,254
Contract transactions:
Payments received from contract owners	-	-	3,905	3,721
Transfers between Investment Options (including Guaranteed Interest Account), net	(7)	(7)	311	(45,620)
Transfers for contract benefits and terminations	-	(1)	(177)	(1,718)
Contract maintenance charges	(81)	(119)	(6,382)	(6,922)
Net increase (decrease) in net assets resulting from contract transactions	(88)	(127)	(2,343)	(50,539)
Total increase (decrease) in net assets	153	117	52,522	10,715
Net assets at beginning of period	993	876	225,966	215,251
Net assets at end of period	$ 1,146	$ 993	$ 278,488	$ 225,966
The accompanying notes are an integral part of these financial statements.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
The Nassau Life and Annuity Variable Universal Life Account (the “Separate Account”) is a separate account of Nassau Life and Annuity Company (“NLA”, the Company, “we” or “us”). NLA is a Connecticut stock life insurance company and is a wholly owned subsidiary of The Nassau Companies (“NC”), whose ultimate parent is Nassau Insurance Group Holdings GP, LLC (“Nassau”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on building a franchise across the insurance value chain. NC is a privately held, wholly-owned subsidiary of Nassau.
On October 1, 2018, NLA was sold by PHL Variable Insurance Company to an affiliate, The Nassau Companies, a wholly owned subsidiary of Nassau. NLA, formerly known as Phoenix Life and Annuity Company, changed its name on July 23, 2018. NC, formerly known as NSRE Holdings, Inc. changed its name effective November 18, 2018. Nassau, formerly known as Nassau Reinsurance Group Holdings L.P., changed its name effective October 5, 2018. The Separate Account, formerly known as Phoenix Life and Annuity Variable Universal Life Account, changed its name effective April 11, 2019.
The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on July 1, 1996. The Separate Account currently consists of 54 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.
The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract ("contract") which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):
Alger Capital Appreciation Portfolio-Class I-2 Shares
AMT Sustainable Equity Portfolio Class S
Calvert VP S&P MidCap 400 Index Portfolio-Class I Shares
DWS Equity 500 Index VIP-Class A (formerly Deutsche Equity 500 Index VIP-Class A)
DWS Small Cap Index VIP-Class A (formerly Deutsche Small Cap Index VIP-Class A)
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II
Federated Hermes High Income Bond Fund II
Fidelity ® VIP Contrafund® Portfolio-Service Class
Fidelity ® VIP Growth Opportunities Portfolio-Service Class
Fidelity ® VIP Growth Portfolio-Service Class
Fidelity ® VIP Investment Grade Bond Portfolio-Service Class
Franklin Income VIP Fund-Class 2
Franklin Mutual Shares VIP Fund-Class 2
Guggenheim Long Short Equity Fund
Invesco Oppenheimer V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Main Street Small Cap Fun
Invesco V.I. American Franchise Fund-Series I Shares
Invesco V.I. Core Equity Fund-Series I Shares
Invesco V.I. Equity and Income Fund-Series II Shares
Invesco V.I. Mid Cap Core Equity Fund-Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio-Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio-Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio-Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio-Class VC Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio-Class II
Morningstar Balanced ETF Asset Allocation Portfolio-Class II
Morningstar Growth ETF Asset Allocation Portfolio-Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio-Class II
Neuberger Berman AMT Mid Cap Growth Portfolio-S Class
PIMCO CommodityRealReturn® Strategy Portfolio-Advisor Class

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization  (Continued)
PIMCO Real Return Portfolio-Advisor Class
PIMCO Total Return Portfolio-Advisor Class
Rydex Inverse Government Long Bond Strategy Fund
Rydex Nova Fund
Templeton Developing Markets VIP Fund-Class 2
Templeton Foreign VIP Fund-Class 2
Templeton Growth VIP Fund-Class 2
TVST Touchstone Balanced Fund
TVST Touchstone Bond Fund
TVST Touchstone Common Stock Fund
TVST Touchstone Small Company Fund
Virtus Duff & Phelps Real Estate Securities Series-Class A Shares
Virtus KAR Capital Growth Series-Class A Shares
Virtus KAR Enhanced Core Equity Series-Class A Shares
Virtus KAR Small-Cap Growth Series-Class A Shares
Virtus KAR Small-Cap Value Series-Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
Virtus SGA International Growth Series-Class A Shares
Virtus Strategic Allocation Series-Class A Shares
Wanger International
Wanger Select
Wanger USA
Additionally, contract owners also may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).
NLA and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NLA’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against NLA’s general account assets.
Note 2—Significant Accounting Policies
The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Separate Account is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:
A.     Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 2—Significant Accounting Policies (Continued)
The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2020.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: NLA is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and it together with the operations of the Separate Account are included in the consolidated federal income tax return of The Nassau Companies of New York (“NCNY”) through September 30, 2018. On October 1, 2018 the Company moved out of the NCNY consolidation group. Beginning October 1, 2018, NLA filed a separate company standalone federal tax return. For 2019, the Company filed a consolidated tax return with a newly formed affiliate, Lynbrook Reinsurance, Inc (Lynbrook Re). The Company and Lynbrook Re entered in a tax sharing agreement effective for 2019. On June 30. 2020, Nassau Life Insurance Company of Texas (“NTX”) and Nassau Life Insurance Company of Kansas (“NKS”) were contributed by their parent, The Nassau Companies (“NC”), to an affiliate, NLA in the form of a common stock contribution. As a result, NKS and NTX are wholly owned subsidiaries of NLA and will be included in the consolidated federal tax return filed by NLA and its subsidiary Lynbrook Re (the NLA Group). On December 31, 2020, NTX was merged into NLA pursuant to a merger agreement. NCNY is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2016. Under the current provisions of the Code, NLA does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. NLA will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires NLA management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:
Investment Option	Purchases	Sales
Alger Capital Appreciation Portfolio – Class I-2 Shares	$ 62,960	$ 8,594
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	1,130	1,317
DWS Equity 500 Index VIP – Class A	22,628	126,806
Federated Hermes Fund for U.S. Government Securities II	11,238	6,187
Federated Hermes Government Money Fund II - Service Shares	4,535	10,191
Federated Hermes High Income Bond Fund II – Primary Shares	527	855
Fidelity ® VIP Contrafund® Portfolio – Service Class	3,968	8,611
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	9,846	17,835
Fidelity ® VIP Growth Portfolio – Service Class	29,091	14,215
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	1,307	805
Franklin Income VIP Fund – Class 2	3,213	3,044
Franklin Mutual Shares VIP Fund – Class 2	4,783	1,131
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	356	7
Invesco V.I. American Franchise Fund – Series I Shares	8,283	220
Invesco V.I. Core Equity Fund – Series I Shares	8,011	2,405
Invesco V.I. Equity and Income Fund – Series II Shares	3,649	3,165
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	2,432	609
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	7,229	358
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	1,874	1,112
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	372	6
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,013	701
PIMCO Real Return Portfolio – Advisor Class	388	60
PIMCO Total Return Portfolio – Advisor Class	384	861
Templeton Developing Markets VIP Fund – Class 2	1,340	1,104
Templeton Foreign VIP Fund – Class 2	168	259
Templeton Growth VIP Fund – Class 2	8,312	3,511
TVST Touchstone Bond Fund	887	16
TVST Touchstone Common Stock Fund	1,551	28
TVST Touchstone Small Company Fund	961	1,326
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	914	1,409
Virtus KAR Capital Growth Series – Class A Shares	28,010	7,400
Virtus KAR Enhanced Core Equity Series – Class A Shares	173,954	10,923
Virtus KAR Small-Cap Growth Series – Class A Shares	19,318	5,552
Virtus KAR Small-Cap Value Series – Class A Shares	23,817	6,926
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares	28,805	6,448
Virtus SGA International Growth Series-Class A Shares	11,413	1,368
Virtus Strategic Allocation Series – Class A Shares	3,519	2,793
Wanger International	7,996	2,980
Wanger Select	115	87
Wanger USA	28,154	7,089
	$ 528,451	$ 268,314

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2020			For the period ended December 31, 2019
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	361	(686)	(325)	247	(961)	(714)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	-	(492)	(492)	-	(14,574)	(14,574)
DWS Equity 500 Index VIP – Class A	-	(12,356)	(12,356)	721	(980)	(259)
Federated Hermes Fund for U.S. Government Securities II	1,392	(1,039)	353	1,224	(1,067)	157
Federated Hermes Government Money Fund II - Service Shares	3,051	(9,978)	(6,927)	1,469	(9,379)	(7,910)
Federated Hermes High Income Bond Fund II – Primary Shares	53	(91)	(38)	5	(151)	(146)
Fidelity ® VIP Contrafund® Portfolio – Service Class	202	(548)	(346)	2,561	(2,624)	(63)
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	-	(902)	(902)	2,306	(11,351)	(9,045)
Fidelity ® VIP Growth Portfolio – Service Class	449	(1,264)	(815)	771	(12,565)	(11,794)
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	566	(443)	123	132	(45)	87
Franklin Income VIP Fund – Class 2	-	(1,499)	(1,499)	-	(199)	(199)
Franklin Mutual Shares VIP Fund – Class 2	307	(154)	153	238	(268)	(30)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	152	(3)	149	32	(1)	31
Invesco V.I. American Franchise Fund – Series I Shares	578	(73)	505	670	(74)	596
Invesco V.I. Core Equity Fund – Series I Shares	395	(1,001)	(606)	-	(675)	(675)
Invesco V.I. Equity and Income Fund – Series II Shares	-	(1,428)	(1,428)	-	(34,022)	(34,022)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	321	(260)	61	333	(1,724)	(1,391)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	1,924	(156)	1,768	1,702	(158)	1,544
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	742	(611)	131	587	(4,074)	(3,487)
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class	212	(5)	207	51	-	51
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	339	(1,315)	(976)	208	(49)	159
PIMCO Real Return Portfolio – Advisor Class	215	(36)	179	111	(1)	110
PIMCO Total Return Portfolio – Advisor Class	-	(419)	(419)	-	(43)	(43)
Templeton Developing Markets VIP Fund – Class 2	-	(89)	(89)	-	(8)	(8)
Templeton Foreign VIP Fund – Class 2	-	(49)	(49)	-	(1,535)	(1,535)
Templeton Growth VIP Fund – Class 2	1,157	(658)	499	803	(808)	(5)
TVST Touchstone Bond Fund	498	(10)	488	115	(2)	113
TVST Touchstone Common Stock Fund	548	(11)	537	128	(2)	126
TVST Touchstone Small Company Fund	-	(549)	(549)	-	(16,281)	(16,281)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares	-	(76)	(76)	-	(1,981)	(1,981)
Virtus KAR Capital Growth Series – Class A Shares	780	(801)	(21)	705	(3,200)	(2,495)
Virtus KAR Enhanced Core Equity Series – Class A Shares	1,247	(1,448)	(201)	1,250	(7,005)	(5,755)
Virtus KAR Small-Cap Growth Series – Class A Shares	95	(165)	(70)	74	(161)	(87)
Virtus KAR Small-Cap Value Series – Class A Shares	269	(513)	(244)	161	(523)	(362)
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares	2,456	(749)	1,707	536	(1,459)	(923)
Virtus SGA International Growth Series-Class A Shares	1,181	(191)	990	1,035	(384)	651
Virtus Strategic Allocation Series – Class A Shares	360	(312)	48	247	(732)	(485)
Wanger International	485	(323)	162	373	(520)	(147)
Wanger Select	-	(6)	(6)	-	(8)	(8)
Wanger USA	376	(486)	(110)	256	(3,703)	(3,447)

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2020, 2019, 2018, 2017, and 2016 follows:
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Alger Capital Appreciation Portfolio – Class I-2 Shares
2020	29	15.95	461	-	-	41.75%
2019	29	11.25	329	-	-	33.58%
2018	30	8.42	252	0.07%	-	(0.10%)
2017	36	8.43	307	0.17%	-	31.08%
2016	37	6.43	238	0.19%	-	0.50%
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2020	8	3.46	28	1.23%	-	13.32%
2019	9	3.05	26	0.83%	-	25.83%
2018	23	2.42	56	1.17%	-	(11.33%)
2017	23	2.73	64	0.72%	-	15.89%
2016	24	2.36	56	0.45%	-	20.27%
DWS Equity 500 Index VIP – Class A
2020	24	14.58	347	1.52%	-	18.10%
2019	36	12.35	446	1.95%	-	31.19%
2018	36	9.41	343	1.67%	-	(4.65%)
2017	37	9.87	362	1.73%	-	21.53%
2016	37	8.12	300	2.03%	-	11.61%
Federated Hermes Fund for U.S. Government Securities II
2020	20	6.29	123	2.35%	-	5.21%
2019	19	5.98	115	2.36%	-	5.90%
2018	19	5.64	108	2.36%	-	0.45%
2017	19	5.62	105	2.32%	-	1.92%
2016	18	5.51	101	2.46%	-	1.61%
Federated Hermes Government Money Fund II - Service Shares
2020	699	1.03	723	0.20%	-	0.20%
2019	706	1.03	729	1.63%	-	1.64%
2018	714	1.02	725	1.24%	-	1.25%
2017	729	1.00	731	0.29%	-	0.31%
2016	1,278	1.00	1,278	0.00%*	-	0.00%
Federated Hermes High Income Bond Fund II – Primary Shares
2020	0*	11.57	1	6.41%	-	5.59%
2019	0*	10.95	1	7.29%	-	14.54%
2018	0*	9.56	3	8.22%	-	(3.29%)
2017	0*	9.89	3	7.42%	-	6.94%
2016	0*	9.25	5	6.50%	-	14.82%
Fidelity ® VIP Contrafund® Portfolio – Service Class
2020	9	19.22	182	0.15%	-	30.43%
2019	10	14.74	144	0.36%	-	31.45%
2018	10	11.21	111	0.59%	-	(6.49%)
2017	12	11.99	145	0.94%	-	21.76%
2016	12	9.85	115	0.79%	-	7.91%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Fidelity ® VIP Growth Opportunities Portfolio – Service Class
2020	9	25.22	224	0.01%	-	68.49%
2019	10	14.97	146	0.05%	-	40.70%
2018	19	10.64	200	0.10%	-	12.35%
2017	17	9.47	160	0.21%	-	34.40%
2016	14	7.05	101	0.24%	-	0.25%
Fidelity ® VIP Growth Portfolio – Service Class
2020	23	13.93	323	0.06%	-	43.75%
2019	24	9.69	232	0.18%	-	34.18%
2018	36	7.22	258	0.15%	-	(0.27%)
2017	37	7.24	265	0.12%	-	35.00%
2016	31	5.36	166	-	-	0.71%
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
2020	7	1.91	13	2.17%	-	9.26%
2019	6	1.74	11	2.69%	-	9.58%
2018	6	1.59	10	2.44%	-	(0.63%)
2017	6	1.60	10	1.13%	-	4.16%
2016	29	1.54	45	2.34%	-	4.63%
Franklin Income VIP Fund – Class 2
2020	26	2.23	57	5.88%	-	0.69%
2019	27	2.22	60	5.36%	-	16.06%
2018	27	1.91	52	4.80%	-	(4.30%)
2017	27	2.00	55	4.74%	-	9.67%
2016	43	1.82	78	4.96%	-	14.02%
Franklin Mutual Shares VIP Fund – Class 2
2020	5	8.60	43	2.90%	-	(5.04%)
2019	5	9.05	43	1.88%	-	22.57%
2018	5	7.39	36	2.48%	-	(9.07%)
2017	6	8.12	52	2.28%	-	8.35%
2016	6	7.50	47	2.02%	-	16.06%
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
2020	0*	3.18	1	0.59%	-	19.64%
2019 #	0*	2.66	0*	-	-	26.13%
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-
2016	-	-	-	-	-	-
Invesco V.I. American Franchise Fund – Series I Shares
2020	28	3.84	106	0.07%	-	42.35%
2019	27	2.70	73	-	-	36.76%
2018	26	1.97	52	-	-	(3.62%)
2017	26	2.05	53	0.08%	-	27.34%
2016	25	1.61	40	-	-	2.27%
Invesco V.I. Core Equity Fund – Series I Shares
2020	11	2.90	32	1.37%	-	13.85%
2019	12	2.54	30	0.95%	-	28.96%
2018	12	1.97	24	0.91%	-	(9.39%)
2017	12	2.18	27	1.03%	-	13.17%
2016	13	1.92	25	0.76%	-	10.26%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Invesco V.I. Equity and Income Fund – Series II Shares
2020	23	2.63	61	2.22%	-	9.65%
2019	24	2.40	59	1.73%	-	20.01%
2018	58	2.00	117	2.00%	-	(9.73%)
2017	59	2.21	131	1.47%	-	10.78%
2016	60	2.00	120	1.67%	-	14.83%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2020	16	2.78	45	3.96%	-	7.30%
2019	16	2.59	42	3.95%	-	13.35%
2018	18	2.28	40	4.39%	-	(4.02%)
2017	18	2.38	42	4.25%	-	9.21%
2016	18	2.18	39	4.74%	-	12.13%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2020	71	2.62	185	1.79%	-	2.70%
2019	69	2.55	176	1.73%	-	22.49%
2018	68	2.08	140	1.43%	-	(8.14%)
2017	66	2.26	149	1.41%	-	13.38%
2016	64	2.00	129	1.57%	-	17.11%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2020	25	2.42	60	1.15%	-	2.50%
2019	25	2.37	58	0.94%	-	22.64%
2018	28	1.93	54	0.68%	-	(15.04%)
2017	29	2.27	65	0.62%	-	6.83%
2016	29	2.12	61	0.53%	-	16.39%
Neuberger Berman AMT Mid Cap Growth Portfolio - S Class
2020	0*	2.18	1	-	-	39.71%
2019 #	0*	1.56	0*	-	-	32.48%
2018	-	-	-	-	-	-
2017 ‡	-	1.07	-	-	-	6.30%
2016	1	1.01	1	-	-	4.16%
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2020	24	0.66	16	6.21%	-	1.23%
2019	25	0.66	16	4.34%	-	11.35%
2018	25	0.59	15	1.97%	-	(14.20%)
2017	25	0.69	17	11.09%	-	2.05%
2016	34	0.67	23	1.01%	-	14.87%
PIMCO Real Return Portfolio – Advisor Class
2020	0*	1.90	1	1.28%	-	11.60%
2019	0*	1.70	0*	1.74%	-	8.33%
2018	0*	1.57	0*	2.33%	-	(2.31%)
2017	0*	1.61	0*	2.29%	-	3.55%
2016	-	-	0*	2.18%	-	5.09%
PIMCO Total Return Portfolio – Advisor Class
2020	6	2.12	12	2.03%	-	8.54%
2019	6	1.96	12	2.91%	-	8.25%
2018	6	1.81	11	2.45%	-	(0.63%)
2017	6	1.82	11	1.92%	-	4.81%
2016	6	1.74	11	1.97%	-	2.57%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Templeton Developing Markets VIP Fund – Class 2
2020	2	15.45	24	4.14%	-	17.18%
2019	2	13.18	22	0.99%	-	26.70%
2018	2	10.40	17	0.87%	-	(15.79%)
2017	2	12.36	20	1.12%	-	40.41%
2016	2	8.80	21	0.81%	-	17.44%
Templeton Foreign VIP Fund – Class 2
2020	1	5.66	6	3.38%	-	(1.16%)
2019	1	5.72	6	1.83%	-	12.53%
2018	3	5.09	13	2.74%	-	(15.44%)
2017	4	6.02	24	3.11%	-	16.69%
2016	9	5.16	46	3.01%	-	7.18%
Templeton Growth VIP Fund – Class 2
2020	11	7.39	80	3.02%	-	5.80%
2019	10	6.99	72	2.79%	-	15.15%
2018	10	6.07	63	2.03%	-	(14.85%)
2017	14	7.13	101	1.69%	-	18.50%
2016	15	6.02	91	2.05%	-	9.62%
TVST Touchstone Bond Fund
2020	1	1.83	1	2.78%	-	9.71%
2019 #	0*	1.67	0*	1.29%	-	10.46%
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-
2016	-	-	-	-	-	-
TVST Touchstone Common Stock Fund
2020	1	3.44	2	1.00%	-	23.68%
2019 #	0*	2.78	0*	0.56%	-	28.58%
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-
2016	-	-	-	-	-	-
TVST Touchstone Small Company Fund
2020	9	3.32	30	0.16%	-	18.70%
2019	10	2.80	27	0.02%	-	21.40%
2018	26	2.31	60	-	-	(7.98%)
2017	26	2.51	66	0.06%	-	19.12%
2016	27	2.10	56	0.07%	-	20.23%
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
2020	1	20.91	31	1.16%	-	(1.55%)
2019	2	21.24	33	1.32%	-	27.42%
2018	4	16.67	59	1.64%	-	(6.53%)
2017	4	17.83	64	1.43%	-	5.97%
2016	4	16.83	62	1.83%	-	6.82%
Virtus KAR Capital Growth Series – Class A Shares
2020	32	12.39	392	-	-	50.23%
2019	32	8.25	261	-	-	39.87%
2018	34	5.90	201	-	-	(7.25%)
2017	35	6.36	221	-	-	36.07%
2016	34	4.67	161	0.00%*	-	(0.86%)

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Virtus KAR Enhanced Core Equity Series – Class A Shares
2020	73	9.58	695	1.77%	-	14.91%
2019	73	8.34	607	1.25%	-	28.67%
2018	79	6.48	509	1.06%	-	(12.86%)
2017	79	7.44	591	1.61%	-	22.95%
2016	79	6.05	480	1.35%	-	9.41%
Virtus KAR Small-Cap Growth Series – Class A Shares
2020	3	44.44	141	-	-	44.64%
2019	3	30.72	100	-	-	37.31%
2018	3	22.37	75	-	-	11.66%
2017	3	20.04	70	-	-	40.85%
2016	4	14.22	50	-	-	25.92%
Virtus KAR Small-Cap Value Series – Class A Shares
2020	16	18.44	298	1.13%	-	29.65%
2019	16	14.22	234	0.98%	-	24.63%
2018	17	11.41	191	0.92%	-	(15.88%)
2017	17	13.56	232	0.68%	-	20.16%
2016	17	11.29	197	2.00%	-	26.54%
Virtus Newfleet Multi-Sector Intermediate Bond Series-Class A Shares
2020	19	10.01	186	3.58%	-	6.53%
2019	17	9.40	158	3.74%	-	10.47%
2018	18	8.51	151	4.13%	-	(2.66%)
2017	17	8.74	150	4.10%	-	6.72%
2016	24	8.19	200	4.54%	-	9.29%
Virtus SGA International Growth Series-Class A Shares
2020	23	9.06	209	-	-	23.64%
2019	22	7.33	162	0.88%	-	18.54%
2018	21	6.18	133	2.94%	-	(16.67%)
2017	21	7.42	154	1.62%	-	15.95%
2016	20	6.40	127	0.79%	-	(1.61%)
Virtus Strategic Allocation Series – Class A Shares
2020	0*	11.78	5	0.76%	-	33.96%
2019	0*	8.79	4	1.14%	-	26.05%
2018	1	6.98	6	1.42%	-	(5.89%)
2017	1	7.41	7	1.81%	-	18.97%
2016	1	6.23	7	1.31%	-	0.82%
Wanger International
2020	7	12.38	82	2.02%	-	14.36%
2019	6	10.83	70	0.84%	-	29.99%
2018	7	8.33	55	2.06%	-	(17.70%)
2017	8	10.12	82	1.22%	-	32.91%
2016	8	7.62	62	1.19%	-	(1.41%)
Wanger Select
2020	0*	20.37	1	0.76%	-	26.65%
2019	0*	16.08	1	0.07%	-	29.30%
2018	0*	12.44	1	0.18%	-	(12.41%)
2017	0*	14.20	1	0.05%	-	26.67%
2016	1	11.21	6	0.18%	-	13.36%

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Wanger USA
2020	14	20.26	278	-	-	24.23%
2019	14	16.31	226	0.25%	-	31.10%
2018	17	12.44	215	0.10%	-	(1.46%)
2017	20	12.63	254	-	-	19.58%
2016	20	10.56	215	-	-	13.69%

*Amount is less than 500 units, $500 in net assets, .0005% of total return, or 0.005% of investment income ratio.
‡For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.
#For the noted fund, the financial highlights represent the period from June 25, 2019 to December 31, 2019. There was no activity for this fund prior to this period.
[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of expenses of the underlying Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment Options with a date notation indicate the effective date of that Investment Option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6—Related Party Transactions and Charges and Deductions
Related Party Transactions
NLA and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NLA is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Charges and Deductions
NLA makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Periodic charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NLA for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – In accordance with terms of the contracts, NLA makes deductions for administrative charges at a maximum rate of $120 per policy. These charges are typically a flat dollar amount, but could also vary by face amount of coverage.
Cost of Insurance Charge – In accordance with terms of the contracts, NLA makes monthly deductions for costs of insurance to cover NLA’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.
Monthly Mortality and Expense Risk Charge – In accordance with terms of the contracts, NLA will make monthly deductions at a maximum rate of .90% annually.
All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2020 and 2019 were $125,876, and $118,420, respectively.
B.    Optional Rider and Benefit Charges
NLA may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.
Charges Against Premium
NLA deducts a sales charge from every premium payment and a deferred acquisition cost tax charge to the contract to reimburse NLA for our federal tax liability related to our receipt of premium.
C.    Other Charges
NLA may deduct other charges depending on the contract terms.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
NLA intends that each of the investment options shall comply with the diversification requirements.
Note 9—Other
Regulatory Matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of The Nassau Companies, and NLA and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. It is believed that the outcome of any current known regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Separate Account beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.
Note 10—Mergers, Liquidations, and Name Changes
A.    Mergers
There were no mergers in 2020.
On April 30, 2019, Neuberger Berman AMT Guardian Portfolio Class S merged into AMT Sustainable Equity Portfolio Class S.
B.    Liquidations
There were no liquidations in 2019 or 2020.
C.    Name Changes
Effective February 14, 2020, the Virtus Duff & Phelps International Series A Fund was renamed the Virtus SGA International Growth Series A Fund.
Effective May 1, 2020, the Federated Fund for U.S. Government Securities II Fund was renamed the Federated Hermes Fund for U.S. Government Securities II Fund.
Effective May 1, 2020, the Federated Government Money Fund II Fund was renamed the Federated Hermes Government Money Fund II Fund.
Effective May 1, 2020, the Federated High Income Bond Fund II Fund was renamed the Federated Hermes High Income Bond Fund II Fund.
Effective September 1, 2020, the Virtus Rampart Enhanced Core Equity Series A Fund was renamed the Virtus KAR Enhanced Core Equity Series A Fund.

NASSAU LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 10—Mergers, Liquidations, and Name Changes (Continued)
Effective May 28, 2019, the Oppenheimer Capital Appreciation Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Capital Appreciation Fund.
Effective May 28, 2019, the Oppenheimer Global Fund/VA - Service Shares - Service Shares was renamed the Invesco Oppenheimer V.I. Global Fund.
Effective May 28, 2019, the Oppenheimer Main Street Small Cap Fund/VA - Service Shares was renamed the Invesco Oppenheimer V.I. Main Street Small Cap Fund.
Note 11—Covid
The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. These conditions directly and indirectly affect the companies in which Nassau Life and Annuity Company’s underlying Funds invests, which has impacted the valuation of the Fund. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on Separate Account A at this time, although it could be material. To date Fund shares continue to be redeemed in the normal course of business at the current NAV.
Note 12—Subsequent Events
We have evaluated events subsequent to December 31, 2020 and through the financial statement issuance date. There were no subsequent events requiring disclosure.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nassau Life and Annuity Company
and Contract Owners of Nassau Life and Annuity Variable Universal Life Account:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that comprise Nassau Life and Annuity Variable Universal Life Account (the Separate Account) as of December 31, 2020, the related statements of operations for the year or period then ended (as described in the Appendix), the statements of changes in net assets for each of the years or periods (as described in the Appendix) in the two-year period then ended, and the related notes including the financial highlights in Note 5 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.
Hartford, Connecticut
April 23, 2021

Appendix
Unless noted otherwise, statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended December 31, 2020.
Alger Capital Appreciation Portfolio – Class I-2 Shares
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
DWS Equity 500 Index VIP – Class A(1)
Federated Hermes Fund for U.S. Government Securities II(1)
Federated Hermes Government Money Fund II – Service Shares(1)
Federated Hermes High Income Bond Fund II – Primary Shares(1)
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income VIP Fund – Class 2
Franklin Mutual Shares VIP Fund – Class 2
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares
Invesco Oppenheimer V.I. Main Street Small Cap Fund®(2)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
Templeton Growth VIP Fund – Class 2
TVST Touchstone Bond Fund(2)
TVST Touchstone Common Stock Fund(2)
TVST Touchstone Small Company Fund
Virtus SGA International Growth Series – Class A Shares(1)
Virtus Duff & Phelps Real Estate Securities Series – Class A Shares
Virtus KAR Capital Growth Series – Class A Shares
Virtus KAR Small-Cap Growth Series – Class A Shares
Virtus KAR Small-Cap Value Series – Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Shares
Virtus KAR Enhanced Core Equity Series – Class A Shares(1)
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger Select
Wanger USA
(1) See Note 10 to the financial statements for the former name of the sub-account.
(2) Statement of operations for the year ended December 31, 2020 and statements of changes for the year ended December 31, 2020 and for the period from June 25, 2019 to December 31, 2019.

PHOENIX LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT
Nassau Life and Annuity Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
KPMG LLP
1 Financial Plaza 755 Main Street, 11th Floor
Hartford, CT 06103

Nassau Life and Annuity Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
Nassau Life and Annuity Company
A member of The Nassau Companies of New York
www.nfg.com
OL4260 © 2020 The Nassau Companies of New York	12-20

Nassau Life and
Annuity Company
(a wholly owned subsidiary of
The Nassau Companies)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2020, 2019 and 2018

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Table of Contents

i

Independent Auditors’ Report

The Board of Directors
Nassau Life and Annuity Company:

We have audited the accompanying financial statements of Nassau Life and Annuity Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by Nassau Life and Annuity Company using statutory accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Nassau Life and Annuity Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of Nassau Life and Annuity Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Emphasis of Matter

As discussed in Note 1 and Note 12 to the financial statements, the financial statements give retroactive effect to the merger of Nassau Life Insurance Company of Texas into Nassau Life and Annuity Company on December 31, 2020 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedules: Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 16, 2021

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2020	2019 [1]
Assets:
Bonds	$914,343	$532,394
Preferred stock	6,687	37
Common stock	14,225	—
Cash, cash equivalents and short-term investments	94,648	51,862
Mortgage loans	57,943	—
Contract loans	3,720	3,710
Derivatives	21,678	2,580
Receivables for securities	1,192	51
Other invested assets	13,243	3,177
Total cash and invested assets	1,127,679	593,811
Deferred and uncollected premium	3,800	7,993
Due and accrued investment income	8,106	4,260
Current federal and foreign income tax	8,422	674
Reinsurance recoverable	1,315	1,376
Receivable from affiliate	336	4,967
Deferred tax asset	4,962	5,116
Funds held or deposited with reinsured companies	46,387	48,960
Other assets	4,591	5,779
Separate account assets	5,505	4,739
Total assets	$1,211,103	$677,675

Liabilities:
Reserves for future policy benefits	$297,763	$373,955
Contract claims	5,606	16,708
Interest maintenance reserve (“IMR”)	1,893	965
Asset valuation reserve (“AVR”)	10,760	3,409
Reinsurance payables	25,267	2,479
Payable to affiliate	5,545	12,721
Payable for securities	17,831	1,765
Funds held under reinsurance treaties	719,236	165,891
Other liabilities	14,515	18,038
Separate account liabilities	5,505	4,739
Total liabilities	1,103,921	600,670

Capital and surplus:
Common stock, $100 par value (40,000 shares authorized; 25,000 shares issued and outstanding)	2,500	2,500
Paid-in capital	91,985	74,575
Special surplus funds	6,608	6,608
Unassigned surplus	6,089	(6,678)
Total capital and surplus	107,182	77,005
Total liabilities, capital and surplus	$1,211,103	$677,675
———————
[1]Amounts for 2019 have been restated for the merger of Nassau Life and Annuity with Nassau Life Insurance Company of Texas.
The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the Years Ended December 31,
	2020	2019 [1]	2018 [1]
Income:
Premiums	$180,996	$94,060	$48,225
Net investment income	26,925	12,170	10,680
Commissions and expense allowances on reinsurance ceded	58,677	29,930	15,973
Reserve adjustments on reinsurance ceded	(167,378)	(7,421)	(8,364)
Assets transferred on reinsurance captured	—	14,439	—
Other income	405	388	189
Total income	99,625	143,566	66,703

Current and future benefits:
Surrender and death benefits	38,061	44,791	41,526
Change in reserves for future policy benefits	(76,214)	32,645	(12,779)
Net transfers to (from) separate accounts	(31)	(458)	(72)
Total current and future benefits	(38,184)	76,978	28,675

Operating expenses:
Direct commissions	80,438	40,267	16,406
Other operating expenses	21,787	14,992	13,928
Miscellaneous taxes, licenses and fees	43,041	8,622	1,859
Total operating expenses	145,266	63,881	32,193
Net gain (loss) from operations before federal income taxes	(7,457)	2,707	5,835
Federal income tax expense (benefit)	(11,238)	(1,509)	1,482
Realized capital gains (losses), net of income taxes and IMR	(2,211)	56	11
Net income (loss)	1,570	4,272	4,364

Changes in capital and surplus:
Change in net unrealized capital gains (losses)	2,135	(6,715)	(247)
Change in deferred income tax	(3,426)	(1,677)	1,191
Change in asset valuation reserve	(7,352)	(692)	22
Change in non-admitted assets	4,570	1,760	(742)
Paid-in surplus	17,410	32,000	—
Dividends paid	—	(4,000)	—
Other surplus changes	15,270	3,208	(1,121)
Merger adjustments	—	—	35,142
Net increase (decrease) in capital and surplus	30,177	28,156	38,609
Capital and surplus, beginning of year	77,005	48,849	10,240
Capital and surplus, end of year	$107,182	$77,005	$48,849
———————
[1]Amounts for 2019 and 2018 have been restated for the merger of Nassau Life and Annuity with Nassau Life Insurance Company of Texas.

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Statements of Cash Flows
(in thousands)

	For the Years Ended December 31,
	2020	2019 [1]	2018 [1]
Cash provided by (used for) operations:
Premiums	$788,382	$270,556	$42,367
Net investment income	25,140	11,089	9,953
Other income	(154,804)	19,919	19,820
Claims and benefits	(35,780)	(49,696)	(54,852)
Commissions and other expenses	(130,688)	(50,128)	(32,193)
Net transfers from (to) separate accounts	31	459	73
Federal income tax recovered (paid)	1,030	(30)	(1,458)
Net cash provided by (used for) operations	493,311	202,169	(16,290)

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of investments	162,620	137,698	134,611
Other invested assets and miscellaneous proceeds	1,721	3,599	—
Acquisition of bonds	(537,560)	(339,633)	(118,928)
Acquisition of stocks	(1,950)	(37)	—
Acquisition of other invested assets	(10,459)	(888)	—
Acquisition of mortgage loans	(58,249)	—	—
Miscellaneous applications	(10,935)	(2,580)	—
Net decrease (increase) in contract loans	(9)	(883)	(401)
Net cash provided by (used for) investments	(454,821)	(202,724)	15,282

Cash provided by (used for) financing and miscellaneous sources:
Dividends to stockholder	—	(4,000)	—
Capital and paid-in surplus, less treasury stock	—	32,000	—
Other cash provided (applied)	4,296	14,556	(2,255)
Net cash provided by (used for) financing and miscellaneous sources	4,296	42,556	(2,255)
Net change in cash and short-term investments	42,786	42,001	(3,263)
Cash and short-term investments, beginning of year	51,862	9,861	13,124
Cash and short-term investments, end of year	$94,648	$51,862	$9,861
———————
[1]Amounts for 2019 and 2018 have been restated for the merger of Nassau Life and Annuity with Nassau Life Insurance Company of Texas.

The accompanying notes are an integral part of these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.    Description of Business

Effective August 2, 2018, the Company changed its name from Phoenix Life and Annuity Company (“PLAC”) to Nassau Life and Annuity Company (“NLA” or the “Company”). On October 1, 2018, PHL Variable Insurance Company (“PHL”) sold the Company to an affiliate, NSRE Holdings, Inc. (“NSRE Holdings”). Effective November 19, 2018, NSRE Holdings changed its name to The Nassau Companies (“Nassau” or the “Parent”). The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the State of Connecticut Department of Insurance (the “Department”).

Effective June 30, 2020, NLA received a capital contribution from its parent in the form of two life insurance subsidiaries (affiliate common stock), Nassau Life Insurance Company of Texas (“NTX”) and Nassau Life Insurance Company of Kansas (“NKS”). On December 31, 2020, NLA merged with NTX after receipt of insurance regulatory approval by the Department on December 15, 2020 with NLA as the surviving entity. The former domiciliary regulator of NTX, The Texas Department of Insurance, provided their approval on November 3, 2020. In accordance with SSAP No. 68, Business Combinations and Goodwill, the Company accounted for this as a statutory merger. Income of the combined reporting entity includes income of the constituents for the entire fiscal periods presented and the balance sheet and the statements of operations for the all years presented were restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. All prior year amounts in the Notes to the Statutory Financial Statements have also been restated to reflect the statutory merger, unless otherwise indicated. The statutory merger adjustment of $35,142 reported as a change in capital and surplus represents the net assets of NTX as of January 1, 2018. The paid-in surplus of $17,410 within the changes in capital and surplus for 2020 represents the net assets of NKS as of June 30, 2020.

NLA’s products include non-participating life insurance products, such as term life, whole life, universal life and variable universal life. The Company’s products also include fixed indexed annuities and deferred fixed annuities. NLA began selling fixed indexed annuities during 2019. The Company has accident and health insurance products in force, primarily Medicare Supplement and Medicare Select, but does not market or issue this business. NLA is licensed to sell life, annuity, and accident and health (“A&H”) products in 46 states and the District of Columbia.

The Company is continuously monitoring the market and economic turbulence arising from COVID-19, which was declared a pandemic in March 2020 by the World Health Organization. The pandemic, along with efforts to slow and manage the spread of the virus, have resulted in unprecedented impacts on the economy; however, significant monetary support by the Federal Reserve has softened the impact of COVID-19 on capital markets. The Company has seen COVID-19 impacts on mortality in its life business as well as the investment portfolio, including lower net investment income and impairment losses on certain fixed maturity investments. However, it is still too early for the Company to fully assess the impact of the pandemic on long-term policyholder behavior and underwriting risks and the long-term impact on the Company’s investments. While capital markets have improved, the fundamental impacts of COVID-19 persist and will continue to do so until vaccines are widely available and administered. In light of the uncertainty as to the length or severity of this pandemic, the Company cannot reasonably estimate the full impact of the pandemic on its operations and financial statements at this time, although it could be material.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies which are used by NLA in the preparation of its statutory financial statements are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Connecticut Insurance Department (the “Insurance Department”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•    The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•     Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•    Bonds are primarily carried at amortized cost for STAT and fair value for U.S. GAAP.
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.
•     Under STAT, for universal life and variable universal life contracts, premiums or deposits are recognized as revenue as paid, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•    Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•     Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•    The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented; and
•acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Pursuant to Interpretation of the Statutory Principles Working Group (INT) 20-10, non-conforming credit tenant loans (“CTLs”) that are filed with the NAIC Securities Valuation Office (“SVO”) by February 15, 2021 are permitted to be reported as long-term bonds for the year ended December 31, 2020. As these permitted practices are promulgated by the NAIC, they are not Insurance Department permitted practices. However, per INT 20-10, any such non-conforming CTLs shall be disclosed as a permitted practice with two separate entries that detail non-conforming CTLs that were reported as long-term bonds on one line, and non-conforming CTLs that were not reported as other invested assets on a separate line within the table detailing practices prescribed and permitted.

For the year ended December 31, 2020, the Company had six non-conforming CTLs reported as long-term bonds in accordance with the limited time exception provided in INT 20-10. As the SVO-issued designations have not yet been received, these CTLs were reported with credit provider ratings that reflected equivalent NAIC-1 designations. The net impact of this provision to statutory surplus is zero as shown in the table below:

Surplus	SSAP #	2020

NLA state basis		$107,182
NAIC permitted practice:
Bonds	43R	4,804
Other invested assets	21R	(4,804)
NAIC SAP		$107,182

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contract holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements.

Recent accounting pronouncements

In 2020, the NAIC adopted substantive revisions to SSAP No. 32 Preferred Stock and the corresponding Issue Paper, which update the statutory definition of preferred stock and clarify the measurement and impairment guidance for investments in preferred stock pursuant to the overall objectives of the NAIC’s investment classification project. The revisions are effective January 1, 2021 and the Company is assessing the potential impact of the pronouncement.

The Company did not adopt any accounting standards during 2020 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company's ability to continue as a going concern and concluded that there is not substantial doubt about the Company's ability to continue as a going concern.

Liquidity and regulatory capital requirements

NLA is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NLA has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable and non-redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost. Those with a designation of 4-6 are carried at the lower of amortized cost or fair value.

The Company has two investments in subsidiaries. NKS is a life insurance company that was received as a capital contribution effective June 30, 2020. The Company admits the underlying statutory capital and surplus as common stock in affiliate in accordance with Paragraph 8bi of SSAP No. 97 Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities. The second investment relates to a captive subsidiary, Lynbrook Re, Inc. (“Lynbrook”), which was formed during 2019. NLA has admitted no value in this subsidiary as of December 31, 2020 or 2019.

Short-term investments and cash equivalents are carried at amortized cost, which approximates fair value. The Company considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the noted income recognition policy.

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a pre-determined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $8.0 million, $0.5 million and $0 as of December 31, 2020, 2019 and 2018, respectively.

The Company had no net gain or loss recognized in unrealized gains or losses during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had no derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There were no material amounts non-admitted for the years ended December 31, 2020 or 2019.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2020 and 2019 were $8.9 million and $13.4 million, respectively.

The decrease (increase) in non-admitted assets for the years ended December 31, 2020, 2019 and 2018 was $4.6 million, $1.8 million and $(0.7) million, respectively. Change in non-admitted assets, excluding the non-admitted deferred tax asset (“DTA”), had no material impact on surplus for the years ended December 31, 2020, 2019 and 2018, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NLA. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NLA’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using the mean reserve method to adjust the calculated terminal reserve to the appropriate reserve at the end of each reporting period. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half of the extra premium charged for the year. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments. In addition, for certain products issued on or after January 1, 2000, NLA adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and NLA’s X factors for the deficiency reserve. For life products issued on or after January 1, 2020, NLA valued the reserves according to Valuation Method (“VM”) 20. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and 35 to calculate reserve balances. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

The Company waives deduction of deferred fractional premiums of life and annuity policy insured and, if the terms of policy require, returns any portion of the final premium beyond the date of death. Policies issued for substandard lives are charged an extra premium according to underwriting classifications.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income for fixed payment policies is recognized when due and premium income for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

Reinsurance

NLA utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Income taxes

For the year ended December 31, 2019, the Company filed a consolidated federal income tax return with subsidiary, Lynbrook Re., Inc. For the year ended December 31, 2020, the Company, Lynbrook Re., Inc. and Nassau Life Insurance Company of Kansas (“NKS”) will file a consolidated tax return.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

Dividends

Without prior approval by the Insurance Commissioner for the State of Connecticut, the aggregate amounts of dividends to stockholders during any 12 month period shall not exceed the greater of 10% of surplus for the preceding calendar year or net gain from operations for such year. Based on Connecticut General Statute §38a-136, $6.9 million can be paid in 2021 without prior approval.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense; and
•Accruals of capital contributions approved by the domiciliary commissioner.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

The Statement of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2020 and 2019. These items mainly relate to a coinsurance funds withheld reinsurance arrangement, with an affiliate captive entity, Sunrise Re, Inc. (“Sunrise”):

•$604.2 million and $181.5 million of ceded premiums;
•$46.5 million and $16.3 million of reinsurance ceded allowance
•$14.0 million and $0 of ceded benefits;
•$547.0 million and $165.9 million change in funds withheld account; and
•$17.4 million (2020 only) non-cash capital contribution of NKS.

There were no significant non-cash items for the year ended December 31, 2018.

3.    Investments

Information pertaining to NLA’s investments, net investment income and capital gains and losses on investments follows:

Bonds, preferred stock and common stock

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2020 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value

U.S. government	$29,793	$1,513	$—	$31,306
All other governments	5,882	1,429	—	7,311
Special revenue	14,776	2,582	—	17,358
Industrial and miscellaneous (unaffiliated)	413,199	58,804	(781)	471,222
Parent, subsidiaries and affiliates	8,390	112	(390)	8,112
Hybrid securities	12,550	622	—	13,172
Mortgage-backed and asset-backed securities	429,753	11,647	(11,706)	429,694
Total bonds	$914,343	$76,709	$(12,877)	$978,175
Preferred stock	$6,687	$691	$—	$7,378
Common stock	$300	$—	$—	$300
Common stock - affiliate	$13,925	$—	$—	$13,925

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

The carrying value and fair value of investments in bonds and preferred stock as of December 31, 2019 were as follows:

	Carrying Value	Gross Unrealized Gain	Gross Unrealized Losses	Fair Value

U.S. government	$80,608	$842	$—	$81,450
All other governments	5,932	796	—	6,728
Special revenue	14,624	2,260	(4)	16,880
Industrial and miscellaneous (unaffiliated)	220,725	17,820	(251)	238,294
Parent, subsidiaries and affiliates	540	—	(40)	500
Hybrid securities	2,034	172	(30)	2,176
Mortgage-backed and asset-backed securities	207,931	2,474	(5,326)	205,079
Total bonds	$532,394	$24,364	$(5,651)	$551,107
Preferred stock	$37	$1	$—	$38

The aging of temporarily impaired general account debt securities as of December 31, 2020 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$—	$—	$—	$—	$—	$—
All other governments	—	—	—	—	—	—
Special revenue	—	—	—	—	—	—
Industrial and miscellaneous (unaffiliated)	12,490	(781)	—	—	12,490	(781)
Parent, subsidiaries and affiliates	3,321	(390)	—	—	3,321	(390)
Hybrid securities	—	—	—	—	—	—
Mortgage-backed and asset-backed securities	145,859	(4,582)	53,322	(7,124)	199,181	(11,706)
Total bonds	$161,670	$(5,753)	$53,322	$(7,124)	$214,992	$(12,877)
Number of positions at unrealized loss		116		28		144

The Company reported $0 gross unrealized gains and $0 of gross unrealized losses related to common stock for the periods ended December 31, 2020 and 2019, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2020, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0 with unrealized losses of $0 and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

At December 31, 2020, there are 3 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $0.4 million. Securities in an unrealized loss position for over 12 months consisted of 28 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2019 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$—	$—	$—	$—	$—	$—
All other governments	—	—	—	—	—	—
Special revenue	861	(4)	—	—	861	(4)
Industrial and miscellaneous (unaffiliated)	5,601	(10)	7,198	(241)	12,799	(251)
Parent, subsidiaries and affiliates	501	(40)	—	—	501	(40)
Hybrid securities	—	—	418	(30)	418	(30)
Mortgage-backed and asset-backed securities	44,432	(1,324)	64,293	(4,002)	108,725	(5,326)
Total bonds	$51,395	$(1,378)	$71,909	$(4,273)	$123,304	$(5,651)
Number of positions at unrealized loss		40		48		88

For the period ended December 31, 2019, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $0 with unrealized losses of $0. The Company had $0 common stock securities in a continuous unrealized loss position for greater than 12 months with unrealized losses of $0.

For the period ended December 31, 2019, there are no below investment grade debt securities that have been in an unrealized loss position for greater than 12 months, and below investment grade unrealized losses greater than 12 months are $0.

As of December 31, 2019, securities in an unrealized loss position for over 12 months consisted of 48 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

The carrying value and fair value of bonds by maturity as of December 31, 2020 are shown below.

	2020
	Carrying Value	Fair Value

Due in one year or less	$19,555	$19,605
Due after one year through five years	176,441	179,860
Due after five years through ten years	301,843	310,699
Due after ten years	416,504	468,011
Total bonds	$914,343	$978,175

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NLA may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of NLA’s impaired securities was $1.4 million and $0 as of December 31, 2020 or 2019. The realized loss on OTTIs for impaired securities was $0.9 million and $0 as of December 31, 2020 or 2019.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

There were no loan-backed impairments during the years ended December 31, 2020, 2019 and 2018 as a result of the intent to sell, or the inability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2020 and 2019, the Company had $57,943 and $0, respectively, in mortgage loans. The allowance for loan losses at December 31, 2020 and 2019 were $116 and $0, respectively.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2020	2019

Industrial	$13,156	$—
Multifamily	15,746	—
Office	25,618	—
Self-storage	3,539	—
Total mortgage loans	58,059	—
Less: Allowance for loan losses	116	—
Net mortgage loans	$57,943	$—

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2020	2019

East North Central	$9,072	$—
Pacific	35,906	—
West South Central	13,081	—
Total mortgage loans	58,059	—
Less: Allowance for loan losses	116	—
Net mortgage loans	$57,943	$—

The following table summarizes our commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2020
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$—	$—	$13,130	$—	$—	$—	$13,130
50% - 60%	—	—	26,240	—	—	—	26,240
60% - 70%	—	—	9,523	—	—	—	9,523
70% - 80%	—	—	9,050	—	—	—	9,050
80% and greater	—	—	—	—	—	—	—
Total	$—	$—	$57,943	$—	$—	$—	$57,943

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $54.5 million CM1 loans and $3.5 million CM2 loans as of December 31, 2020. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2020 was 73.4%. As of December 31, 2020, all loans were current.

During 2020, the minimum and maximum lending rates for mortgage loans were 3.7% and 4.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the year ended December 31, 2020.

Other invested assets

Other invested assets as of December 31 are summarized below:

	2020	2019

Private equity	$3,940	$269
Collateral loans	2,145	2,103
Mezzanine partnerships	388	805
Direct equity	2,957	—
Credit funds	2,866	—
Other alternative assets	947	—
Total other invested assets	$13,243	$3,177

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $33.8 million and $1.3 million at December 31, 2020 and 2019, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2020	2019
Equity index options:
Notional amount	$371,949	$61,258
Fair value	$21,678	$2,580
Carrying value	$21,678	$2,580

Offsetting and netting of assets and liabilities

For the year ended December 31, 2020, the Company had net derivative assets of $21.7 million, which represented $39.6 million of gross derivative assets offset by $17.9 million in derivative liabilities. For the year ended December 31, 2019, the Company had net derivative assets of $2.6 million, which represented $3.9 million of gross derivative assets offset by $1.3 million in derivative liabilities.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Restricted assets

Restricted assets (including pledged) relate to statutory requirements of various jurisdictions and were $11.7 million and $13.4 million as of December 31, 2020 and 2019, respectively. These are included as bonds on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the Federal Home Loan Bank (“FHLB”) of Boston. In 2020, the Company did not conduct business activity (borrowing) with the FHLB. The Company has determined the estimated maximum borrowing capacity as $22.1 million. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $0.2 million of FHLB capital stock as of December 31, 2020, which was not eligible for redemption.

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	SCA Reported Value

NKS	$(3,485)	$(3,485)	$13,924	No	$13,924
Lynbrook	$(82,944)	$(107,050)	$(100,050)	No	$—

Lynbrook, with the explicit permission of the Commissioner of the Vermont Department of Financial Regulation, was authorized in conjunction with an excess-of-loss agreement (“XOL Agreement”) to admit a receivable, the “XOL Asset,” and to not record a deferred tax liability on the XOL Asset. The Company had no guaranteed obligation or commitment for financial support to Lynbrook and admitted no value in this subsidiary for the years ended December 31, 2020 and 2019.

Concentrations of credit risk of financial instruments

Credit exposure related to issuers of financial instruments is inherent in investments with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. We classify debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in our portfolio. As of December 31, 2020, we were not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of capital and surplus. The top five largest exposures were the Wilton Re Ltd., Allete Inc., Bank of America, The Kroger Company and Fulton Financial Corporation. We have an overall limit on below-investment-grade rated issuer exposure. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We use ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2020	2019	2018

Bonds	$29,765	$17,645	$15,256
Contract loans	70	9	6
Cash and short-term investments	383	227	83
Preferred stock	189	—	—
Mortgage loans	1,312	—	—
Other invested assets	51	—	—
Miscellaneous income	—	1,206	220
Amortization of IMR	350	397	508
Less: Investment expenses	5,195	7,314	5,393
Total net investment income	$26,925	$12,170	$10,680

Capital gains and losses

The principal components of realized gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2020	2019	2018	2020	2019	2018

Bonds	$(235)	$1,718	$(286)	$(718)	$(117)	$(247)
Investments in affiliates	—	—	—	(3,485)	(7,000)	—
Other invested assets	—	—	—	(143)	—	—
Mortgage loans	(116)	—	—	—	—	—
Derivatives	321	—	—	7,974	509	—
Less: IMR	—	1,290	(235)	—	—	—
Less: Income tax expense (benefit)	2,181	372	(62)	1,494	107	—
Net capital gains (losses)	$(2,211)	$56	$11	$2,134	$(6,715)	$(247)

Realized gains (losses) for December 31, 2020, 2019 and 2018 included no other-than-temporary bond impairments. Proceeds from the sales of investments were $162,637 with $5,033 of realized gains and $3,155 of realized losses for the year ended December 31, 2020. Proceeds from the sales of investments were $138.7 million with $2.3 million of realized gains and $0.3 million of realized losses for the year ended December 31, 2019. Proceeds from the sales of investments were $134.4 million with $1.0 million of realized gains and $1.3 million of realized losses for the year ended December 31, 2018.

4.     Reserves for Future Policy Benefits

The basis of assumptions for NLA’s major categories of reserves for future policy benefits and claims and settlements as of December 31 are summarized below:

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2020	2019

Life insurance	$268,927	$271,896
Annuities	910,596	283,452
A&H reserves	289,812	353,377
Various	4,567	16,161
Total before reinsurance ceded	1,473,902	924,886
Less: Reinsurance ceded	1,176,139	550,931
Reserves for future policy benefits	$297,763	$373,955

Surrender values are not promised in excess of the legally computed reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the sub-standard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2020 and 2019, the Company had $189.1 million and $212.2 million, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of Connecticut Insurance Department. Net reserves to cover the above insurance totaled $3.1 million and $3.3 million at December 31, 2020 and 2019, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation. The Company recorded a premium deficiency reserve balance of $0 at December 31, 2020.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$759,375	$—	$—	$759,375	83%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	759,375	—	—	759,375	83%
At book value without adjustment (minimal or no charge or adjustment)	35,493	—	—	35,493	4%
Not subject to discretionary withdrawal	115,770	—	—	115,770	13%
Total individual annuity actuarial reserves	910,638	—	—	910,638	100%
Less: Reinsurance ceded	(758,532)	—	—	(758,532)
Total individual annuity actuarial reserves, net of reinsurance	$152,106	$—	$—	$152,106

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$219,708	$—	$—	$219,708	78%
- at book value less surrender charge of 5% or more	59	—	—	59	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	219,767	—	—	219,767	78%
At book value without adjustment (minimal or no charge or adjustment)	62,355	—	—	62,355	22%
Not subject to discretionary withdrawal	1,385	—	—	1,385	—%
Total individual annuity actuarial reserves	283,507	—	—	283,507	100%
Less: Reinsurance ceded	(239,548)	—	—	(239,548)
Total individual annuity actuarial reserves, net of reinsurance	$43,959	$—	$—	$43,959

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	2,116	—	—	2,116	75%
Not subject to discretionary withdrawal	708	—	—	708	25%
Total individual annuity actuarial reserves	2,824	—	—	2,824	100%
Less: Reinsurance ceded	(2,824)	—	—	(2,824)
Total individual annuity actuarial reserves, net of reinsurance	$—	$—	$—	$—

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at fair value	—	—	—	—	—%
Total with market value adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge or adjustment)	2,160	—	—	2,160	81%
Not subject to discretionary withdrawal	518	—	—	518	19%
Total individual annuity actuarial reserves	2,678	—	—	2,678	100%
Less: Reinsurance ceded	(2,678)	—	—	(2,678)
Total individual annuity actuarial reserves, net of reinsurance	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$152,106
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	—
Exhibit 7, Deposit-type contracts, line 14, column 1	—
Subtotal	152,106

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	—
Exhibit 3, Line 0399999, column 2	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	—
Subtotal	—
Combined total	$152,106

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2020 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	87,267	86,807	91,296	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	136,466	136,466	148,948	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,426	1,426	1,426	5,505	5,505	5,505
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	24,115	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,421	XXX	XXX	—
- Disability-active lives	XXX	XXX	321	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,400	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,525	XXX	XXX	—

Total (gross: direct + assumed)	225,159	224,699	273,452	5,505	5,505	5,505
Less: Reinsurance ceded	188,985	188,525	230,519	—	—	—
Total, net	$36,174	$36,174	$42,933	$5,505	$5,505	$5,505

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2019 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$—	$—	$—	$—	$—	$—
- Universal life	93,060	92,369	97,336	—	—	—
- Universal life with secondary guarantees	—	—	—	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	142,283	142,283	155,273	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	1,294	1,294	1,294	4,739	4,739	4,739
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	26,246	XXX	XXX	—
- Accidental death benefits	XXX	XXX	1,462	XXX	XXX	—
- Disability-active lives	XXX	XXX	436	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	1,340	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	4,615	XXX	XXX	—

Total (gross: direct + assumed)	236,637	235,946	288,002	4,739	4,739	4,739
Less: Reinsurance ceded	83,149	189,028	231,348	—	—	—
Total, net	$153,488	$46,918	$56,654	$4,739	$4,739	$4,739

Reconciliation of total life insurance and deposit fund liabilities:

Amount

Exhibit 5, Life insurance section, total (net)	$42,388
Exhibit 5, Accidental death benefits section, total (net)	510
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	9
Exhibit 5, Miscellaneous reserves section, total (net)	26
Subtotal	42,933

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	5,505
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	5,505
Combined total	$48,438

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Reinsurance

In connection with NLA’s life insurance products, automatic treaties with unaffiliated reinsurers were established, beginning in 1999, covering 100% of net amount at risk for our term products; and 50% to 80% for our universal life and variable universal life products, depending on the individual treaty, on a first dollar basis. NLA had approximately $0.2 billion of net insurance in force, including $4.8 billion of direct in force less $4.6 billion of reinsurance ceded as of December 31, 2020. NLA had approximately $0.1 billion of net insurance in force, including $4.1 billion of direct in force less $4.0 billion of reinsurance ceded as of December 31, 2019.

Effective April 1, 2019, the Company entered into a coinsurance funds withheld agreement with a subsidiary captive entity, Lynbrook Re, to reinsure the Company’s guaranteed minimum withdrawal benefit (“GMWB”) riders on fixed indexed annuity contracts. As of December 31, 2020 and 2019, $113.3 million and $24.4 million, respectively, of reserves were ceded under the agreement.

Effective October 1, 2019, the Company entered into a reinsurance agreement (the “Sunrise agreement”) with an affiliate captive entity, Sunrise, to reinsure 80% of its fixed indexed annuity, fixed annuity, and life insurance products issued beginning in 2018 on a coinsurance funds withheld basis. Effective December 31, 2020, the Sunrise agreement was amended to include reinsurance coverage for certain A&H products. Reserves ceded under the Sunrise agreement were $765.7 million and $176.0 million as of December 31, 2020 and 2019, respectively.

Effective August 3, 2016, NLA (as surviving entity after merger with NTX) entered into a reinsurance agreement with Nassau Re (Cayman), LTD (Nassau Re (Cayman)) an affiliate on a modified coinsurance (“MODCO”) basis, to cede 69% of certain net retained business. This transaction was net of the reinsurance provided under any third-party reinsurance agreement. However, it excludes the business in those lines where reinsurer consent was required, as consent was not requested. Concurrently, the Company established a segregated account (MODCO Account) to hold the assets backing Nassau Re (Cayman)’s share of the Statutory Reserves and Liabilities, which were approximately $192.4 million at that time. The supporting assets were deposited by the Company into the MODCO Account. Effective October 1, 2020 the Company recaptured the MODCO agreement. Total amount of MODCO reserves recaptured was $157.1 million with a recapture fee of $22.1 million paid by the Company to Nassau Re (Cayman) Ltd. and expensed through miscellaneous fees.

Effective September 30, 2019, Pennsylvania Life was acquired by and merged into and with the Company. As a result, by operation of law, the reinsurance agreement between the Company and Pennsylvania Life (Penn Life treaty) ceased to exist.

Effective December 31, 2020, the Coinsurance Funds Withheld agreement between NLA and Sunrise was amended to include the Life and A&H block of business (previously reinsured under the MODCO agreement). This block continues to be reinsured at 69% of the Company’s net retained traditional insurance business. It is net of the collected reinsurance provided and paid to the ceding company under any third-party reinsurance agreement (inuring reinsurance). However, it excludes the business where reinsurer consent is required, as consent was not requested.

In connection with this amendment, the Company paid Sunrise an initial reinsurance premium consisting of assets with a statutory book value equal to the statutory reserves and liability of approximately $155.8 million less $22.5 million of ceding commission, which was deposited into the existing funds held account. The ceding commission, net of tax, was recognized in surplus and will be amortized into net income over future periods in relation to the profits ceded under the amendment.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

The Company has a treaty with Sunrise, a captive reinsurer in which a risk-based capital shortfall exists per the risk-based capital XXX/AXXX captive reinsurance consolidated exhibit in the amount of $0.7 million. Below is the impact of the RBC shortfall on the TAC:

TAC	RBC Shortfall	TAC before RBC Shortfall
(in millions)

$117.7	$0.7	$118.4

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

Effective August 3, 2016, NLA (as surviving entity after merger with NTX) entered into a reinsurance agreement with American Progressive (“APLH”), (a former affiliate of NTX) on a coinsurance funds withheld basis, to assume 100% of APLH’s net retained traditional insurance business. This transaction was net of the reinsurance provided under any third-party reinsurance agreements. Concurrently, APLH entered into a funds withheld custody account agreement, whereby the assets associated with the coinsurance agreement are held in a custodial bank account to secure the obligations of the Company. Policy and Contract liabilities of approximately $51.4 million were transferred by American Progressive to the Company. The supporting assets held by APLH were deposited into the Funds Withheld custody account for the benefit of the Company. As of December 31, 2020, the assumed reserves were $19.9 million for life and $20.1 million for A&H. As of December 31, 2019, the assumed reserves were $21.4 million for life and $22.6 million for A&H.

Before consideration of the Coinsurance Funds Withheld agreement mentioned above, the Company reinsures between 50% and 100% of most of its accident and health and life business to unaffiliated reinsurers.

On April 24, 2009, the Company completed the closing of a life insurance and annuity reinsurance transaction with Commonwealth Annuity and Life Insurance Company (“Commonwealth”). Under this transaction, the Company reinsured substantially all of its in force life insurance and annuity business under a 100% coinsurance treaty. Since the business reinsured was in force business, the Company has established a deferred ceding allowance, which is being amortized into income.

Effective October 1, 2010, substantially all the annuity portion of the Commonwealth transaction was commuted with Commonwealth and reinsured with Athene, a Bermuda reinsurer. All the assets for this block of business are held in a trust account for the benefit of the Company and its affiliates. The assets in the trust account are maintained at a minimum of 106% of reserve liabilities. As of December 31, 2020, the policy and contract liabilities ceded to Athene are $33.3 million with assets in the trust totaling $40.6 million.

Effective March 31, 2019, the Company recaptured the life block reinsured with Wilton Re. This transaction resulted in an increase to the Company’s reserves of $14,439, which Wilton Re paid to the Company in exchange for a recapture fee of $786 paid from the Company to Wilton Re.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, 2020 and 2019 is set forth below:

	2020	2019

Direct premiums and annuity considerations	$682,906	$316,072
Reinsurance assumed - non-affiliate	15,463	30,736
Reinsurance assumed - affiliate	—	—
Reinsurance ceded - non-affiliate	(32,775)	(31,533)
Reinsurance ceded - affiliate	(484,598)	(221,215)
Net premiums and annuity considerations	$180,996	$94,060

Direct commissions and expense allowance	$77,942	$30,963
Reinsurance assumed - non-affiliate	2,496	9,304
Reinsurance assumed - affiliate	—	—
Reinsurance ceded - non-affiliate	(4,051)	(3,843)
Reinsurance ceded - affiliate	(54,627)	(26,088)
Net commissions and expense allowance	$21,760	$10,336

Direct policy and contract claims incurred	$107,017	$93,491
Reinsurance assumed - non-affiliate	14,599	36,076
Reinsurance assumed - affiliate	—	—
Reinsurance ceded - non affiliate	(49,722)	(41,292)
Reinsurance ceded - affiliate	(37,680)	(44,719)
Net policy and contract claims incurred	$34,214	$43,556

Direct policy and contract claims payable	$15,300	$23,857
Reinsurance assumed - non-affiliate	6,293	3,328
Reinsurance assumed - affiliate	—	—
Reinsurance ceded - non-affiliate	(9,352)	(10,110)
Reinsurance ceded - affiliate	(6,635)	(367)
Net policy and contract claims payable	$5,606	$16,708

Direct life insurance in force	$4,768,410	$4,944,544
Reinsurance assumed	79,475	88,062
Reinsurance ceded	(4,649,192)	(4,817,459)
Net insurance in force	$198,693	$215,147

In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $156.5 million and $35.4 million for the years ended December 31, 2020 and 2019, respectively.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Unpaid A&H Claims

The following table provides a reconciliation of the beginning and ending balances of unpaid accident and health claim liabilities, net of reinsurance recoverable for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018

Unpaid claims, at beginning of year	$122,428	$122,363	$124,593
Add provisions for claims, net of reinsurance, occurring in:
Current year	27,118	44,634	49,542
Prior years	(67,259)	(9,509)	(13,647)
Net incurred losses during the year	(40,141)	35,125	35,895
Deduct payments for claims, net of reinsurance, occurring in:
Current year	18,090	17,947	21,446
Prior years	18,292	17,113	16,679
Net incurred losses during the year	36,382	35,060	38,125
Unpaid claims liabilities, at end of year	$45,905	$122,428	$122,363

The foregoing reconciliation reflects $64.3 million of ceded reserves with $12.7 million in the 2020 provision for current year claims and $51.6 million in the 2020 provision for prior year claims relating to the coinsurance treaty with Sunrise. Prior to recapture in 2020, this business was reinsured through a MODCO treaty where reserves were held on NLA’s balance sheet. The reconciliation also reflects in 2020, 2019 and 2018 redundancies in prior year reserves of $15.6 million, $9.5 million and $13.6 million, respectively. The difference in reserve adequacy is primarily due to the ceded modified coinsurance treaty, as well as interest accrued on certain long duration reserves, as noted below. During 2019, the claims termination experience for long-term care contracts was studied and appropriate adjustments were made to the valuation morbidity assumptions consistent with the findings of the study. The claims termination rate assumptions for disability income contracts were last changed in 2019 and 2020.

Interest of $1.8 million and $2.4 million was accrued in 2020 and 2019, respectively, on prior year’s long term care and disability income reserves.

5.    Premiums and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new business	$202	$82
Ordinary renewal	4,933	3,718
Total	$5,135	$3,800

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new business	$456	$96
Ordinary renewal	5,852	4,595
Total	$6,308	$4,691

6.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities for its Variable Universal Life product into a separate account, which is authorized by Connecticut General Statute §38a-433.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2020 and 2019, the Company separate account statement included legally insulated assets of $5.5 million and $4.7 million, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

All separate account liabilities are non-guaranteed. Reserves for separate account liabilities at fair value were $5.5 million and $4.7 million as of December 31, 2020 and 2019, respectively.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits in the Statements of Income and Changes in Capital and Surplus, were as follows:

	2020	2019	2018
From Separate Accounts Annual Statement:
Transfers to separate accounts	$87	$77	$90
Transfers from separate accounts	(118)	(535)	(162)
Net transfers to/(from) separate accounts	$(31)	$(458)	$(72)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(31)	$(458)	$(72)

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

7.     Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$13,575	$348	$13,923	$18,665	$166	$18,831	$(5,090)	$182	$(4,908)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	13,575	348	13,923	18,665	166	18,831	(5,090)	182	(4,908)
Less: Deferred tax assets non-admitted	7,120	348	7,468	11,964	—	11,964	(4,844)	348	(4,496)
Subtotal net admitted deferred tax assets	6,455	—	6,455	6,701	166	6,867	(246)	(166)	(412)
Less: Deferred tax liabilities	1,493	—	1,493	1,751	—	1,751	(258)	—	(258)
Net deferred tax assets	$4,962	$—	$4,962	$4,950	$166	$5,116	$12	$(166)	$(154)

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	4,962	—	4,962	4,950	166	5,116	12	(166)	(154)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,962	—	4,962	6,076	166	6,242	(1,114)	(166)	(1,280)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	15,453	XXX	XXX	10,783	XXX	XXX	4,670
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	1,493	—	1,493	1,751	—	1,751	(258)	—	(258)
Deferred tax assets admitted as the result of application of SSAP 101	$6,455	$—	$6,455	$6,701	$166	$6,867	$(246)	$(166)	$(412)

2020

Ratio percentage used to determine recovery period and threshold limitation amount	812%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$102,220

For the year ended December 31, 2019, the ratio percentage and amount of adjusted capital and surplus for NLA and NTX on a separate-company basis are shown in the below table:

	NLA	NTX

Ratio percentage used to determine recovery period and threshold limitation amount	1,112%	616%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$38,317	$36,980

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2020		December 31, 2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$13,575	$348	$18,665	$166	$(5,090)	$182
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$6,455	$—	$6,701	$166	$(246)	$(166)
(%of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTA in the future without any tax planning strategies due to projected future taxable income generated.

The Company believes that there is sufficient positive evidence, including a history of earnings and projected future income generation, to support that it is more likely than not that the Company will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2020 and 2019 were as follows:

	2020	2019	Change
Current income tax:
Federal	$(11,191)	$(409)	$(10,782)
Subtotal	(11,191)	(409)	(10,782)
Federal income tax on net capital gains	2,181	371	1,810
Other	(47)	(1,100)	1,053
Federal and foreign income tax expense (benefit) incurred	$(9,057)	$(1,138)	$(7,919)

Deferred tax assets:
Ordinary:
Policyholder reserves	$3,793	$10,228	$(6,435)
Investments	121	33	88
Deferred acquisition costs	7,738	6,385	1,353
Net operating loss carryforward	622	1,450	(828)
Tax credit carryforward	465	—	465
Other (including items <5% of total ordinary tax assets)	836	569	267
Subtotal	13,575	18,665	(5,090)
Non-admitted	7,120	11,964	(4,844)
Admitted ordinary deferred tax assets	$6,455	$6,701	$(246)

Capital:
Investments	$348	$166	$182
Subtotal	348	166	182
Non-admitted	348	—	348
Admitted capital deferred tax assets	—	166	(166)
Admitted deferred tax assets	$6,455	$6,867	$(412)

Deferred tax liabilities:
Ordinary:
Investments	$187	$64	$123
Policyholder reserves	679	1,121	(442)
Other	628	566	62
Subtotal	1,494	1,751	(257)
Deferred tax liabilities	1,493	1,751	(258)
Net admitted deferred tax assets/liabilities	$4,962	$5,116	$(154)

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(7,487)	$(1,572)	21.0%
Interest maintenance reserve	679	143	(1.9%)
Deferred ceding allowance	(1,121)	(235)	3.1%
Dividends received deduction	(9)	(2)	—%
Return to provision	(2,788)	(585)	7.8%
Rate change	(16,776)	(3,523)	47.1%
Change in non-admitted assets and other	686	144	(1.9%)
Total statutory income tax	$(26,816)	$(5,631)	75.2%

Federal income taxes incurred		$(11,418)	152.5%
Tax on capital gains/(losses)		2,181	(29.1%)
Prior year adjustment		180	(2.4%)
Change in net deferred income tax expense/(benefit)		3,426	(45.8%)
Total statutory income tax		$(5,631)	75.2%

	December 31, 2019
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$4,425	$929	21.0%
Interest maintenance reserve	(79)	(17)	(0.4%)
Dividends received deduction	(10)	(2)	—%
Return to provision	1	—	—%
Uncertain tax position (BEAT tax)	(5,238)	(1,100)	(24.9%)
Other, including prior year true-up	3,471	729	16.5%
Total statutory income tax	$2,570	$540	12.2%

Federal income taxes incurred		$(1,509)	(34.1%)
Tax on capital gains/(losses)		372	8.4%
Change in net deferred income tax expense/(benefit)		1,677	37.9%
Total statutory income tax		$540	12.2%

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

	December 31, 2018
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$5,550	$1,166	21.0%
Interest maintenance reserve	(469)	(98)	(1.8%)
Deferred ceding adjustment	(1,119)	(235)	(4.2%)
807(f) adjustment	(8,329)	(1,749)	(31.5%)
Uncertain tax position (BEAT tax)	5,238	1,100	19.8%
Dividends received deduction	(12)	(3)	—%
Return to provision	57	12	0.2%
Rate change	381	80	1.4%
Other, including prior year true-up	(211)	(44)	(0.8%)
Total statutory income tax	$1,086	$228	4.1%

Federal income taxes incurred		$1,269	22.9%
Tax on capital gains/(losses)		(62)	(1.1%)
Prior year overaccrual/(underaccrual)		212	3.8%
Change in net deferred income tax expense/(benefit)		(1,191)	(21.5%)
Total statutory income tax		$228	4.1%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2020	2019

The Company had net operating losses of	$2,962	$6,904
The Company had capital loss carryforwards of	—	—
The Company alternative minimum tax credit carryforwards of	—	—

As a result of The Tax Cuts and Jobs Act (the “TCJA”), the alternative minimum tax (“AMT”) is repealed. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2018, 2019 and 2020 to each of the five tax years preceding the taxable year of such loss. The current tax benefit of $9 million for the year ended December 31, 2020 is mainly attributable to the carryback of current period net operating losses to a prior tax year.

The Company had no income tax expense for 2020, 2019 and 2018 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2020 or 2019.

The Company is subject to U.S. federal income tax examinations by tax authorities for years 2016 and after. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2020 and 2019. In 2019, after completing the analysis of the filing of the tax return, the company determine that it would be more likely than not that the Company was not subject to a base erosion and anti-abuse tax (“BEAT”). As such, the company released the uncertain tax position it had previously established of $1.1 million. As of December 31, 2020, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Beginning in 2019, the Company filed a consolidated federal income tax return with its subsidiary, Lynbrook. On June 30, 2020, NTX and NKS were contributed by their parent, The Nassau Companies to the Company in the form of a common stock contribution. As a result, NKS and NTX are wholly owned subsidiaries of the Company and will be included in the consolidated federal tax return filed by Company and its subsidiary Lynbrook Re (the “NLA Group”). On December 31, 2020, NTX was merged into the Company pursuant to a merger agreement. See Note 1 to these financial statements for additional information regarding the acquisition. The NLA group is governed by a tax allocation agreement which is based on separate return calculations with credit for the use of losses and other attributes to the extent those amounts can be utilized on a separate return basis.

The Tax Cuts and Jobs Act provides BEAT which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is eligible to join as members of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2020 and 2019. Accordingly, the BEAT liability was $0 for the years ended December 31, 2020 and 2019.

8.    Related Party Transactions

An affiliate, The Nassau Companies of New York (“NCNY”), provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $23.9 million, $9.2 million and $1.3 million for the years ended December 31, 2020, 2019 and 2018, respectively. The amounts payable to NCNY were $0.5 million and $7.2 million as of December 31, 2020 and 2019, respectively.

The Company provides services to NKS that are reimbursed through a cost sharing agreement. Expenses allocated to NKS were $0, $3.6 million and $3.7 million for the years ended December 31, 2020, 2019 and 2018 respectively. The amounts due from NKS were $0 and $0.7 million as of December 31, 2020 and 2019 respectively.

Nassau Life Insurance Company (“NNY”) pays commissions to producers who sell the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $74.9 million, $28.2 million and $0.3 million for the years ended December 31, 2020, 2019 and 2018, respectively. The amounts due to NNY were $3.3 million and $3.7 million as of December 31, 2020 and 2019, respectively.

Saybrus Partners, LLC (“Saybrus Partners”), an affiliate of NLA, provides wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. The Company reimbursed Saybrus Partners for commissions paid of $9.2 million, $3.5 million and $0 as of December 31, 2020, 2019 and 2018, respectively. Commission amounts payable to Saybrus Partners were $0.5 million and $0.8 million as of December 31, 2020 and 2019, respectively.

NNY via agreement with PHL provides premium processing services on the Company’s behalf, wherein NNY receives premium payments on the Company’s life and annuity contracts and then forwards them to PHL. PHL then forwards to NLA. The Company had premiums due from PHL of $0 and $3.3 million as of December 31, 2020 and 2019, respectively. The Company did not incur any fees for this service.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $3.2 million, $1.5 million and $0.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. Amounts due to NAMCO were $0 and $0.3 million as of December 31, 2020 and 2019, respectively.

The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-II Ltd., and Nassau 2020-I Ltd. (the “Nassau CLOs”) totaling $34.3 million par with a fair value of $17.6 million and $29.8 million par with a fair value of $20.4 million at December 31, 2020 and 2019, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC, an affiliate of NLA.

The Company has investments in NCNY long-term bonds, which have a par value of $13.9 million and $0.3 million at December 31, 2020 and 2019, respectively, and a fair value of $8.1 million and $0.2 million at December 31, 2020 and 2019, respectively.

In September 2019, the Company invested in Class B Notes issued by Nassau 2019 CFO, LLC, a collateralized fund obligation managed by an affiliate. These Class B Notes have a par and fair value of $1.3 million and $1.5 million at December 31, 2020 and 2019, respectively.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2020, no amounts were overdue.

Prior to the Merger, NTX paid ordinary dividends of $4.0 million in 2019.

9.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

We use pricing vendors to estimate fair value for the majority of our public bonds and preferred stock. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

The following table provides information as of December 31, 2020 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2020
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$—	$1,188	$1,188
Common stock	—	—	300	300
Derivatives	—	39,559	—	39,559
Separate account assets	5,505	—	—	5,505
Total assets at fair value	$5,505	$39,559	$1,488	$46,552

Liabilities at fair value:
Derivatives	$—	$17,881	$—	$17,881
Total liabilities at fair value	$—	$17,881	$—	$17,881

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2020.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

The following table provides information as of December 31, 2019 about the Company’s financial assets and liabilities measured and reported at fair value.

	2019
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$438	$2,027	$2,465
Derivatives	—	3,930	—	3,930
Separate account assets	4,739	—	—	4,739
Total assets at fair value	$4,739	$4,368	$2,027	$11,134

Liabilities at fair value:
Derivatives	$—	$1,350	$—	$1,350
Total liabilities at fair value	$—	$1,350	$—	$1,350

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2020	2019
Level 3 Assets:
Balance, beginning of period	$2,027	$2,494
Purchases	$300	$—
Sales	$—	$—
Settlements	$—	$—
Transfers into level 3	$1,188	$—
Transfers out of level 3	$(884)	$—
Realized losses	$—	$(467)
Unrealized gains (losses)	$(1,143)	$—
Amortization/accretion	$—	$—
Balance, end of period	$1,488	$2,027

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements    (continued)
(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2020 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$978,175	$914,343	$—	$780,611	$197,564	$—
Common stock	300	300	—	—	300	—
Cash, cash equivalents and short-term investments	94,651	94,648	90,175	4,476	—	—
Preferred stocks	7,379	6,687	—	1,861	5,518	—
Surplus debentures & capcos	1,188	947	—	1,188	—	—
Mortgage loans	60,157	57,943	—	—	60,157	—
Derivatives	21,678	21,678	—	21,678	—	—
Separate account assets	5,505	5,505	5,505	—	—	—
Total financial instruments	$1,169,033	$1,102,051	$95,680	$809,814	$263,539	$—

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2019 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$551,107	$532,394	$—	$460,025	$91,082	$—
Cash, cash equivalents and short-term investments	51,862	51,862	43,995	7,867	—	—
Preferred stocks	38	37	—	38	—	—
Derivatives	2,580	2,580	—	2,580	—	—
Separate account assets	4,739	4,739	4,739	—	—	—
Total financial instruments	$610,326	$591,612	$48,734	$470,510	$91,082	$—

As of December 31, 2020 and 2019, the Company had no investments where it is not practicable to estimate fair value.

10.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs may be seeking indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

11.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2020, the company had unfunded commitments of $33.8 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2020, the company had open commitments of $9.5 million.

12.    The Merger

On December 31, 2020, NLA merged with wholly owned subsidiary NTX after receipt of insurance regulatory approval by the Department on December 15, 2020 with NLA as the surviving entity. The former domiciliary regulator of NTX, The Texas Department of Insurance, provided their approval on November 3, 2020. In accordance with SSAP No. 68, Business Combinations and Goodwill, the Company accounted for this as a statutory merger. Income of the combined reporting entity includes income of the constituents for the entire fiscal periods presented and the balance sheet and the statements of operations as of and for all years presented were restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the twelve months ended December 31, 2020 were as follows:

	NLA	NTX
	($ in millions)

Revenue	$201.4	$(101.8)
Net income (loss)	$(13.0)	$14.6
Other surplus adjustments	$10.7	$17.9

13.    Subsequent Events

The Company has evaluated events subsequent to December 31, 2020 and through the financial statement issuance date of April 16, 2021. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2020
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$29,793	$31,306	$29,793
States, municipalities and political subdivisions	5,882	7,311	5,882
Foreign governments	—	—	—
All other corporate bonds [1]	841,403	906,347	841,403
Redeemable preferred stock	—	—	—
Total fixed maturities	877,078	944,964	877,078
Equity securities:
Common stock:
Industrial, miscellaneous and all other	300	300	300
Nonredeemable preferred stock	6,687	7,378	6,687
Total equity securities	6,987	7,678	6,987
Mortgage loans	57,943	60,041	57,943
Real estate, at depreciated cost	0	XXX	0
Contract loans	3,720	XXX	3,720
Other invested assets [2]	14,081	13,483	13,243
Cash and short-term investments	94,648	94,650	94,648
Receivables for securities	1,192	XXX	1,192
Total cash and invested assets	$1,055,649		$1,054,811
———————
[1] Amortized cost and fair value amounts exclude $38,560 and $33,210, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $838 of non-admitted other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2019
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	80,608	81,450	80,608
States, municipalities and political subdivisions	5,932	6,727	5,932
Foreign governments	—	—	—
All other corporate bonds [1]	421,020	440,577	421,020
Redeemable preferred stock	—	—	—
Total fixed maturities	507,560	528,754	507,560
Equity securities:
Common stock:
Industrial, miscellaneous and all other	—	—	—
Nonredeemable preferred stock	37	39	37
Total equity securities	37	39	37
Mortgage loans	—	—	—
Real estate, at depreciated cost	—	XXX	—
Contract loans	3,710	XXX	3,710
Other invested assets [2]	805	805	805
Cash and short-term investments	49,862	49,862	49,862
Receivables for securities	2,051	XXX	2,051
Total cash and invested assets	564,025		$564,025
———————
[1] Amortized cost and fair value amounts exclude $25,423 and $22,354, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to$0 of non-admitted other invested assets.

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplementary Insurance Information
For the years ended December 31, 2020 and 2019
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2020:
Insurance Segment	$297,763	$5,606	$180,996	$26,925	$(38,184)	$145,266

2019:
Insurance Segment	$373,955	$16,708	94,060	$12,170	$76,978	$63,881

2018:
Insurance Segment			$48,225	$10,680	$28,675	$32,193

See accompanying independent auditors’ report

Nassau Life and Annuity Company
(a wholly owned subsidiary of The Nassau Companies)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2020, 2019 and 2018
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2020	$4,768,410	$4,649,192	$79,475	$198,693	40%
2019	4,944,544	4,817,459	88,062	215,147	41%
2018	4,260,410	4,264,523	113,544	109,431	104%

Life and A&H insurance premiums:
2020	$682,906	$517,373	$15,463	$180,996	9%
2019	316,072	252,748	30,736	94,060	33%
2018	94,696	82,710	36,239	48,225	75%

See accompanying independent auditors’ report